Exhibit 99.2

BRIXMOR™
Property Group

TARGET

VONS
FOOD DRUG

T·J·maxx

Kroger Food & Drug

Supplemental Disclosure

QUARTER ENDED SEPTEMBER 30, 2014

420 Lexington Avenue
New York, NY 10170
(800) 468 – 7526
www.brixmor.com

SUPPLEMENTAL DISCLOSURE

Three Months Ended September 30, 2014

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Statements of Cash Flows	7
Reconciliation of Net Income (Loss) to EBITDA	8
Reconciliation of Net Income (Loss) to FFO	9
Supplemental Balance Sheet Detail	10
NOI Detail, Supplemental Statement of Operations Detail, Operating Ratios & Additional Disclosures	11
Same Property NOI Analysis & Reconciliation of Net Income (Loss) Attributable to Common Stockholders	12
Capital Expenditures	13
Capitalization, Liquidity & Debt Ratios	14
Debt Overview	15
Summary of Outstanding Debt	16
Unsecured Credit Facility Covenant Disclosure	18
Reconciliation of GAAP Balance Sheet to Pro Forma Balance Sheet	19
Reconciliation of GAAP Statements of Operations to Pro Forma Statements of Operations	20
Transaction Summary
Acquisitions	22
Dispositions	23
IPO Portfolio Summary
Portfolio Overview	25
Top Forty Retailers Ranked by ABR	26
New & Renewal Lease Summary	27
New Lease Net Effective Rent	28
Anchor Space Repositioning Summary	29
Lease Expiration Schedule	30
Redevelopment Summary	31
Properties by Largest US MSAs	32
Largest MSAs by ABR	34
Properties by State	37
Property List	38
Guidance
Guidance & Additional Disclosures	50

This presentation includes financial information for the Company’s actual results and the IPO portfolio on a pro forma basis giving effect to the Company’s initial public offering completed on November 4, 2013.

Note: Financial information is unaudited.
For additional information visit: www.brixmor.com.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

GLOSSARY OF TERMS

Term	Definition

Acquired Properties	Includes 43 properties contributed to the portfolio by certain investment funds affiliated with The Blackstone Group L.P. in connection with the IPO completed on November 4, 2013. The Acquired Properties were acquired in exchange for units in the Operating Partnership ("OP Units").

Anchor Spaces	Means space equal to or more than 10,000 sq. ft. of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent or "ABR"	As of a specified date means monthly base rent as of such date, under leases which have been signed or commenced as of the specified date multiplied by 12. Annualized base rent (i) excludes tenant reimbursements or expenses borne by the tenants, such as the expenses for real estate taxes and insurance and common area and other operating expenses, (ii) does not reflect amounts due per percentage rent lease terms, (iii) is calculated on a cash basis and differs from how rent is calculated in accordance with GAAP for purposes of financial statements and (iv) does not include any ancillary income at a property.

ABR per sq. ft. or "ABR/SF"	Is calculated as ABR divided by leased GLA, excluding ground leases.

Billed GLA	Includes leases for spaces where the tenant is currently paying rent.

Blended Lease Spreads	Means combined spreads for new and renewal leases (including exercised options) on comparable leases.

Capitalization Rate ("Cap Rate")	Net operating income divided by purchase price.

Community Shopping Center	Means a shopping center that meets the International Council of Shopping Centers’ (“ICSC”) definition of community center. ICSC generally defines a community center as a shopping center with general merchandise or convenience-oriented merchandise. Although similar to a neighborhood center (as defined below), a community shopping center offers a wider range of apparel and other soft goods than a neighborhood center.
Community centers range from 125,000 to 400,000 sq. ft. in GLA and are usually configured in a straight line as a strip and are commonly anchored by discount stores, supermarkets, drugstores and large specialty discount stores.

Comparable Leases	Include only those spaces that were occupied within the prior 12 months.

EBITDA & Adjusted EBITDA	Is calculated as the sum of net income (loss) in accordance with generally accepted accounting principles in the United States of America (“GAAP”)
before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA as adjusted for (i) acquisition related costs,
(ii) gain (loss) on disposition of operating properties, (iii) impairment of real estate assets and real estate equity investments, (iv) gain (loss) on disposition of unconsolidated joint ventures, (v) gain (loss) on extinguishment of debt, and (vi) after adjustments attributable to non-controlling interests not convertible into common stock.
EBITDA and Adjusted EBITDA are supplemental, non-GAAP measures utilized in various financial ratios and are helpful to securities analysts, investors and other interested parties in the evaluation of REITs, as a measure of Brixmor’s operational performance because EBITDA and Adjusted EBITDA exclude various items that do not relate to or are not indicative of its operating performance. In addition, it includes the results of operations of real estate properties that have been sold or classified as real estate held for sale at the end of the reporting period. Accordingly, the use of EBITDA and Adjusted
EBITDA in various ratios provides a meaningful performance measure as it relates to its ability to meet various coverage tests for the stated period.
EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity.
Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of EBITDA and Adjusted EBITDA may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and addressing financial performance.

Excluded Properties	Includes 47 properties either distributed to certain investment funds affiliated with the Blackstone Group L.P. in connection with the IPO completed on
November 4, 2013 or sold.

Financial Liabilities	Represents certain fixed obligations including capital leases.

Funds From Operations (“FFO")	Is a supplemental non-GAAP financial measure utilized to evaluate the operating performance of real estate companies. The National Association of Real
Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties, (iv) impairment of operating properties and real estate equity investments, and (v) after adjustments for joint ventures calculated to reflect funds from operations on the same basis. FFO attributable to stockholders and non-controlling interests convertible into common stock is FFO as further adjusted to exclude net income (loss) attributable to non-controlling interests not convertible into common stock. The Company believes FFO attributable to stockholders and non-controlling interests convertible into common stock is a meaningful supplemental measure that is more reflective of its operating performance by excluding FFO attributable to non-controlling interests not convertible into common stock.
The Company presents FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock as it considers them important supplemental measures of its operating performance and the Company believes they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of financial performance and are not alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of liquidity. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations and, accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from FFO and FFO attributable to stockholders and non-controlling interests convertible into common stock are significant components in understanding and addressing financial performance.

Gross Leasable Area or "GLA"	Represents the total amount of property square footage that can generate income by being leased to tenants.

Ground Lease	A long-term lease of land in which the tenant erects improvements at its own expense. At the end of the lease term, the improvements become the property of the landowner.

IPO Portfolio	Includes all properties owned as of the completion of the IPO on November 4, 2013. This portfolio includes the Acquired Properties and excludes the
Excluded Properties.

Leased GLA	Includes the aggregate GLA of all leases in effect on a given date, including those that are fully executed but as to which the tenant has not yet opened for business and/or not yet commenced the payment of rent.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 1

LIBOR	Means London Interbank Offered Rate.

Metropolitan Statistical Area or "MSA"	Is defined by the United States Office of Management and Budget (“OMB”) as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

Neighborhood Shopping Center	Means a shopping center that meets ICSC’s definition of neighborhood center. ICSC generally defines a neighborhood center as a shopping center with offerings that are convenience-oriented. Neighborhood centers range from 30,000 to 125,000 sq. ft. in GLA and are generally anchored by a supermarket.

Net Effective Rent	Adjusts for any tenant incentive / allowance, landlord work, third party leasing commissions and rent concessions at 100% of costs, weighted by GLA over the lease term.

Net Operating Income or "NOI"	Is calculated as total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by Brixmor. NOI excludes corporate level income (including management, transaction, and other fees).
NOI is a supplemental, non-GAAP measure utilized to evaluate the operating performance of real estate companies and is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income
(determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

NOI Yield	Is calculated as projected NOI over incremental cost of a given anchor space repositioning / redevelopment project.

Non-controlling Interests	The non-controlling interests relate to portions of consolidated subsidiaries held by the non-controlling interest holders. The Company's material subsidiaries include a corporation, BPG Subsidiary Inc. (“BPG Sub”), and Brixmor Operating Partnership LP ("OP"). As of September 30, 2014, the Company
owns 83.04% of BPG Sub and is entitled to receive 83.04% of all net income and gains before depreciation. The remaining 16.96% is held by Blackstone
Retail Transaction II Holdco L.P., an affiliate of BREP VI, (“Holdco II”) and management of the Company. As of September 30, 2014, BPG Sub owns 97.04%
of the OP. The remaining 2.96% is held by certain investment funds affiliated with the Blackstone Group L.P. and management of the Company. As of
September 30, 2014, the Company owns 80.58% of BPG Sub and the OP on a combined basis.

Non-owned Major Tenant	Also called shadow anchor. Includes tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to shopping center, to the consumer appear as another retail tenant of the shopping center and, as a result, attract additional customer traffic to the center.

Percent Leased	Refers to the percentage of GLA that is leased, includes lease agreements that have been signed but not yet commenced.

Pro Forma	Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the
Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the Unsecured Credit Facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof. The pro forma adjustments associated with these transactions assume that each transaction was completed as of December 31, 2013 for the purposes of the unaudited pro forma consolidated balance sheet and as of January 1, 2014 and January 1, 2013, respectively, for the purposes of the unaudited pro forma consolidated statement of operations.

PSF	Means per square foot ("sq. ft.") of GLA.

Redevelopment Properties	Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Renewal Leases	Includes expiring leases renewed with the same tenant or the exercise of options by tenants to extend the term of expiring leases. All other leases are categorized as new.

Rent Growth	Is calculated as ABR in the final year of the lease compared to ABR in the first year of the new lease. New lease spreads include only those spaces that were occupied within the prior 12 months. Renewal and option lease spreads include leases rolling over with the same tenant in the same location. Data includes all leases in effect, including those that are fully executed, but not yet open.

Same Property Net Operating Income	Is calculated (using properties owned as of the end of both reporting periods and for the entirety of both periods excluding properties classified as
or Same Property NOI	discontinued operations), as rental income (minimum rent, percentage rents, tenant recoveries and other property income) less rental operating expenses
(property operating expenses, real estate taxes and bad debt expense) of the properties owned by Brixmor. Same property NOI excludes corporate level income (including transaction and other fees), lease termination income, straight-line rent and amortization of above- and below-market leases of the same property pool from the prior year reporting period to the current year reporting period.
Same property NOI is a supplemental, non-GAAP financial measure utilized to evaluate the operating performance of real estate companies and the
Company believes it is frequently used by securities analysts, investors and other interested parties in understanding business and operating results regarding the underlying economics of Brixmor's business operations. It includes only the net operating income of properties owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the period presented, and therefore, provides a more consistent metric for comparing the performance of properties. Management uses same property NOI to review operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Same property NOI is not intended to be a performance measure that should be regarded as an alternative to, or more meaningful than, net income (determined in accordance with GAAP) or other GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental to financial results presented in accordance with GAAP. Computation of same property NOI may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to such other REITs.

Small Shop Spaces	Means space of less than 10,000 sq. ft. of GLA.

Straight-line Rent	GAAP requirement to average the tenant's rent payments over the life of the lease, regardless of actual cash collected in the period.

Year Built	Year of most recent anchor space repositioning / redevelopment or year built if no redevelopment has occurred.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 2

RESULTS OVERVIEW
Unaudited, dollars in thousands except per share and per square foot amounts

	Pro Forma				Actual Results
	Three Months Ended		Nine Months Ended		Three Months	Nine Months
Summary Financial Results	9/30/14	9/30/13	9/30/14	9/30/13	Ended 9/30/14	Ended 9/30/14
Total revenues (page 6)	$306,592	$305,561	$922,365	$902,087	$306,592	$922,365
Net income (loss) attributable to common stockholders (page 6)	27,030	8,611	65,954	14,102	27,030	65,904
Net income (loss) attributable to common stockholders - per diluted share (page 6)	0.11	0.04	0.28	0.06	0.11	0.28
Adjusted EBITDA (page 8)	210,870	205,279	623,856	603,187	210,870	623,860
FFO (page 9)	144,515	130,613	417,909	380,554	144,515	423,141
FFO attributable to stockholders and non-controlling interests convertible into	144,193	130,266	416,943	379,536	144,193	416,941
common stock (page 9)
FFO per share/OP Unit - diluted (page 9)	0.47	0.43	1.37	1.25	0.47	1.37
Dividends declared per share/OP Unit (page 9)	0.20	—	0.60	—	0.20	0.60
Share/OP Unit dividend payout ratio (as % of FFO) (page 9)	42.2%	—	43.8%	—	42.2%	43.8%
NOI (page 11)	230,048	226,768	683,815	666,561	230,048	683,815

	Three Months Ended
Summary Operating and Financial Ratios	9/30/14	6/30/14	3/31/14
NOI margin (page 11)	75.2%	74.4%	73.2%
Same property NOI (page 12) (1)	3.9%	3.8%	3.8%
Fixed charge coverage (page 14)	2.9x	2.8x	2.7x
Net principal debt to adjusted EBITDA (GAAP) (page 14)	6.9x	7.0x	7.2x
Net principal debt to adjusted EBITDA (cash) (page 14)	7.5x	7.6x	7.8x

Outstanding Classes of Stock and Partnership Units	At 9/30/14	At 6/30/14	At 3/31/14
Common shares outstanding (page 14)	245,086	245,086	229,680
Exchangeable BPG Sub shares held by non-controlling interests (page 14)	50,182	50,182	58,663
Exchangeable OP Units held by non-controlling interests (page 14)	8,953	8,953	15,878
Total	304,221	304,221	304,221

Summary IPO Portfolio Statistics	At 9/30/14	At 6/30/14	At 3/31/14	At 12/31/13
Number of properties (page 25)	522	522	522	522
GLA (page 25)	86,769,179	86,764,493	86,718,016	86,806,352
Percent leased (page 25)	92.7%	92.5%	92.3%	92.4%
Percent billed (page 25)	90.8%	90.5%	90.5%	90.7%
ABR / SF (page 25)	$12.10	$12.04	$12.01	$11.93
Total rent spread (page 27)	13.9%	11.2%	11.3%	11.0%
New lease rent spread (page 27)	32.5%	27.3%	21.0%	24.8%
Renewal lease rent spread (page 27)	9.5%	8.2%	9.5%	8.5%

(1) Excludes Acquired Properties and Excluded Properties. Includes joint venture, Montecito Marketplace, at pro rata share.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2014

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	Actual Results		Pro Forma
	9/30/14	12/31/13	12/31/13
Assets
Real estate
Land	$1,998,837	$2,055,802	$1,989,160
Buildings and improvements	8,751,020	8,781,926	8,654,899
	10,749,857	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,452,732)	(1,190,170)	(1,160,478)
Real estate, net	9,297,125	9,647,558	9,483,581
Investments in and advances to unconsolidated joint ventures	5,216	9,205	5,171
Cash and cash equivalents	92,758	113,915	95,332
Restricted cash	56,240	75,457	74,847
Marketable securities	21,225	22,104	22,104
Receivables, net	170,615	178,505	175,584
Deferred charges and prepaid expenses, net	118,933	105,522	103,237
Other assets	13,298	19,650	14,043
Total assets	$9,775,410	$10,171,916	$9,973,899

Liabilities
Debt obligations, net	$5,933,358	$5,981,289	$5,965,307
Financing liabilities, net	121,470	175,111	175,111
Accounts payable, accrued expenses and other liabilities	677,701	709,529	701,495
Total liabilities	6,732,529	6,865,929	6,841,913

Redeemable non-controlling interests	21,467	21,467	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
245,095,327 and 229,689,960 shares outstanding	2,451	2,297	2,297
Additional paid in capital	2,710,839	2,543,690	2,543,690
Accumulated other comprehensive loss	(3,866)	(6,812)	(6,812)
Distributions and accumulated losses	(275,043)	(196,707)	(196,707)
Total stockholders' equity	2,434,381	2,342,468	2,342,468
Non-controlling interests	587,033	942,052	768,051
Total equity	3,021,414	3,284,520	3,110,519
Total liabilities and equity	$9,775,410	$10,171,916	$9,973,899

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13

Revenues
Rental income	$240,904	$238,446	$718,240	$702,170	$240,904	$223,225	$718,240	$654,079
Expense reimbursements	63,518	64,803	197,835	191,772	63,518	60,619	197,835	179,534
Other revenues	2,170	2,312	6,290	8,145	2,170	2,246	6,290	8,006
Total revenues	306,592	305,561	922,365	902,087	306,592	286,090	922,365	841,619

Operating expenses
Operating costs	28,805	30,675	95,595	92,774	28,805	28,036	95,595	85,542
Real estate taxes	44,369	44,057	132,650	131,491	44,369	42,015	132,650	124,711
Depreciation and amortization	111,150	119,328	334,084	362,283	111,150	108,479	334,084	328,878
Provision for doubtful accounts	2,771	3,113	8,636	8,273	2,771	3,071	8,636	7,956
Impairment of real estate assets	—	—	—	1,531	—	—	—	1,531
General and administrative	19,624	22,013	59,221	64,343	19,624	23,605	59,221	65,386
Total operating expenses	206,719	219,186	630,186	660,695	206,719	205,206	630,186	614,004

Other income (expense)
Dividends and interest	169	210	436	636	169	206	436	626
Interest expense	(65,545)	(74,022)	(199,464)	(218,960)	(65,545)	(84,601)	(199,464)	(270,845)
Gain (loss) on sale of real estate assets and acquisition of joint venture interest	—	359	378	920	—	1,502	378	2,223
Gain (loss) on extinguishment of debt, net	460	247	(2,573)	729	460	(18,265)	(2,573)	(17,783)
Other	(1,205)	(1,531)	(5,335)	(5,539)	(1,205)	(3,429)	(5,335)	(8,098)
Total other income (expense)	(66,121)	(74,737)	(206,558)	(222,214)	(66,121)	(104,587)	(206,558)	(293,877)

Income (loss) before equity in income of unconsolidated joint ventures	33,752	11,638	85,621	19,178	33,752	(23,703)	85,621	(66,262)
Equity in income of unconsolidated joint ventures	112	114	316	518	112	247	248	1,001
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	—	—	—	1,820	—
Income (loss) from continuing operations	33,864	11,752	85,937	19,696	33,864	(23,456)	87,689	(65,261)

Discontinued operations
Income (loss) from discontinued operations	—	—	—	—	—	184	4,787	(892)
Gain on disposition of operating properties	—	—	—	—	—	—	14,426	2,631
Impairment of real estate held for sale	—	—	—	—	—	(1,283)	—	(43,323)
Income (loss) from discontinued operations	—	—	—	—	—	(1,099)	19,213	(41,584)
Net income (loss)	33,864	11,752	85,937	19,696	33,864	(24,555)	106,902	(106,845)
Non-controlling interests
Net (income) loss attributable to non-controlling interests	(6,834)	(3,141)	(19,983)	(5,594)	(6,834)	5,716	(40,998)	25,248
Net income (loss) attributable to common stockholders	$27,030	$8,611	$65,954	$14,102	$27,030	$(18,839)	$65,904	$(81,597)

Per common share:
Income (loss) from continuing operations:
Basic	$0.11	$0.04	$0.28	$0.06	$0.11	$(0.10)	$0.28	$(0.28)
Diluted	$0.11	$0.04	$0.28	$0.06	$0.11	$(0.10)	$0.28	$(0.28)
Net income (loss) attributable to common stockholders:
Basic	$0.11	$0.04	$0.28	$0.06	$0.11	$(0.10)	$0.28	$(0.45)
Diluted	$0.11	$0.04	$0.28	$0.06	$0.11	$(0.10)	$0.28	$(0.45)
Weighted average number of vested common shares:
Basic	244,078	228,113	233,781	228,113	244,078	180,675	233,781	180,675
Diluted	244,835	230,194	234,920	230,194	244,835	180,675	234,920	180,675

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 6

CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited, dollars in thousands

	Actual Results
	Nine Months Ended
	9/30/14	9/30/13

Operating activities:
Net income (loss)	$106,902	$(106,845)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	334,515	338,379
Debt premium and discount amortization	(15,524)	(16,619)
Deferred financing cost amortization	6,708	8,703
Above- and below-market lease intangible amortization	(35,090)	(39,051)
Provisions of impairment	—	44,854
Gain on disposition of operating properties, disposition of investments in unconsolidated joint ventures and acquisition of joint venture interest	(16,624)	(4,854)
Equity based compensation	7,019	3,661
Other	(214)	(1,002)
(Gain) loss on extinguishment of debt, net	(4,245)	17,788
Changes in operating assets and liabilities:
Restricted cash	11,007	5,244
Receivables	6,513	(21,495)
Deferred charges and prepaid expenses	(29,787)	(25,288)
Other assets	357	(1,820)
Accounts payable, accrued expenses and other liabilities	753	12,988
Net cash provided by operating activities	372,290	214,643

Investing activities:
Improvements to and investments in real estate assets	(146,499)	(104,627)
Acquisitions of real estate assets	—	(23,792)
Proceeds from sales of real estate assets	2,778	44,866
Distributions from unconsolidated joint ventures	187	455
Contributions to unconsolidated joint ventures	—	(3)
Change in restricted cash attributable to investing activities	7,321	4,238
Purchase of marketable securities	(20,250)	(10,662)
Proceeds from sale of marketable securities	21,414	12,609
Net cash used in investing activities	(135,049)	(76,916)

Financing activities:
Repayment of debt obligations and financing liabilities	(827,460)	(2,479,830)
Proceeds from debt obligations	—	57,000
Repayment of borrowings under unsecured revolving credit facility	(675,047)	—
Proceeds from borrowings under unsecured credit facility	826,343	2,379,108
Proceeds from unsecured term loan	600,000	—
Deferred financing costs	(2,995)	(21,223)
Distributions to common stockholders	(124,128)	(28,368)
Distributions to non-controlling interests and other	(55,111)	(10,136)
Net cash used in financing activities	(258,398)	(103,449)
Change in cash and cash equivalents	(21,157)	34,278
Cash and cash equivalents at beginning of period	113,915	103,098

Cash and cash equivalents at end of period	$92,758	$137,376

Supplemental non-cash investing and/or financing activities:
Net carrying value of properties distributed to non-controlling owners	$178,969	$—

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 7

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA
Unaudited, dollars in thousands

	Pro Forma				Actual Results
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13

Net income (loss)	$33,864	$11,752	$85,937	$19,696	$33,864	$(24,555)	$106,902	$(106,845)
Interest expense - continuing operations	65,545	74,022	199,464	218,960	65,545	84,601	199,464	270,845
Interest expense - discontinued operations	—	—	—	—	—	1,663	259	6,160
Interest expense - unconsolidated joint ventures	44	45	128	134	44	139	130	589
Federal and state taxes	1,026	1,053	2,950	3,167	1,026	955	2,950	2,850
Depreciation and amortization - continuing operations	111,150	119,328	334,084	362,283	111,150	108,479	334,084	328,878
Depreciation and amortization - discontinued operations	—	—	—	—	—	2,483	431	9,467
Depreciation and amortization - unconsolidated joint ventures	23	32	64	83	23	7	146	167
EBITDA	211,652	206,232	622,627	604,323	211,652	173,772	644,366	512,111
Straight-line rent	(4,857)	(5,908)	(14,625)	(14,660)	(4,857)	(5,109)	(14,570)	(11,885)
Above- and below-market rent amortization	(11,909)	(14,496)	(35,079)	(39,393)	(11,909)	(14,392)	(35,090)	(39,051)
Total adjustments	(16,766)	(20,404)	(49,704)	(54,053)	(16,766)	(19,501)	(49,660)	(50,936)
Cash EBITDA	$194,886	$185,828	$572,923	$550,270	$194,886	$154,271	$594,706	$461,175

EBITDA	$211,652	$206,232	$622,627	$604,323	$211,652	$173,772	$644,366	$512,111
Gain on disposition of operating properties	—	—	(378)	—	—	—	(14,804)	(2,631)
Gain from development/land sales and acquisition of joint venture interests	—	(359)	—	(920)	—	(1,502)	—	(2,223)
Gain on disposition of unconsolidated joint ventures	—	—	—	—	—	—	(1,820)	—
Loss (gain) on extinguishment of debt, net	(460)	(247)	2,573	(729)	(460)	18,265	(3,501)	18,509
Impairment of operating properties and land sales	—	—	—	1,531	—	—	—	1,531
Impairment of real estate held for sale	—	—	—	—	—	1,283	—	43,323
Adjustments to non-controlling interests not convertible into common stock	(322)	(347)	(966)	(1,018)	(322)	(347)	(381)	(1,018)
Total adjustments	(782)	(953)	1,229	(1,136)	(782)	17,699	(20,506)	57,491
Adjusted EBITDA	210,870	205,279	623,856	603,187	210,870	191,471	623,860	569,602
Straight-line rent	(4,857)	(5,908)	(14,625)	(14,660)	(4,857)	(5,109)	(14,570)	(11,885)
Above- and below-market rent amortization	(11,909)	(14,496)	(35,079)	(39,393)	(11,909)	(14,392)	(35,090)	(39,051)
Adjustments to non-controlling interests not convertible into common stock	—	—	—	—	—	—	(46)	—
Total adjustments	(16,766)	(20,404)	(49,704)	(54,053)	(16,766)	(19,501)	(49,706)	(50,936)
Cash adjusted EBITDA	$194,104	$184,875	$574,152	$549,134	$194,104	$171,970	$574,154	$518,666

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 8

RECONCILIATION OF NET INCOME (LOSS) TO FFO
Unaudited, dollars in thousands, except per share amounts

	Pro Forma				Actual Results
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13

Net income (loss)	$33,864	$11,752	$85,937	$19,696	$33,864	$(24,555)	$106,902	$(106,845)
Gain on disposition of operating properties	—	—	(378)	—	—	—	(14,804)	(2,631)
Gain on disposition of unconsolidated joint ventures	—	—	—	—	—	—	(1,820)	—
Depreciation and amortization- real estate related- continuing operations	110,628	118,829	332,286	360,775	110,628	107,980	332,286	327,370
Depreciation and amortization- real estate related- discontinued operations	—	—	—	—	—	2,483	431	9,467
Depreciation and amortization- real estate related- unconsolidated joint ventures	23	32	64	83	23	7	146	167
Impairment of operating properties	—	—	—	—	—	1,283	—	41,783
FFO	144,515	130,613	417,909	380,554	144,515	87,198	423,141	269,311
Adjustments attributable to non-controlling interests not convertible into common stock	(322)	(347)	(966)	(1,018)	(322)	(347)	(6,200)	(1,018)
FFO attributable to stockholders and non-controlling interests convertible into common stock	$144,193	$130,266	$416,943	$379,536	$144,193	$86,851	$416,941	$268,293

FFO per share/OP Unit - diluted	$0.47	$0.43	$1.37	$1.25	$0.47	$0.36	$1.37	$1.11
Weighted average shares/OP Units outstanding - basic and diluted (1)	304,318	304,231	304,272	304,231	304,318	240,905	304,272	240,905

Items that impact FFO comparability
Gain (loss) on extinguishment of debt, net	$460	$247	$(2,573)	$729	$460	$(18,265)	$3,501	$(18,509)
Gain (loss) on extinguishment of debt per share	$—	$—	$(0.01)	$—	$—	$(0.08)	$0.01	$(0.08)

Dividends declared per share/OP Unit	$0.20		$0.60		$0.20		$0.60
Shares/OP Unit dividends declared	$60,846		$182,538		$60,846		$182,538
Share/OP Unit dividend payout ratio (as % of FFO)	42.2%		43.8%		42.2%		43.8%

(1) Basic and diluted shares/OP Units outstanding reflects an assumed conversion of certain BPG Sub shares and OP Units to common stock of the Company and the vesting of certain restricted stock awards.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 9

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	9/30/14	12/31/13	12/31/13

Real estate, net
Land	$1,998,837	$2,055,802	$1,989,160
Buildings and improvements
Building	7,327,482	7,436,072	7,321,799
Building and tenant improvements	472,301	346,521	357,814
Construction in process (anchor space repositioning and redevelopment only)	28,411	27,386	27,386
Lease intangibles	922,826	971,947	947,900
	10,749,857	10,837,728	10,644,059
Accumulated depreciation and amortization	(1,452,732)	(1,190,170)	(1,160,478)
Total real estate, net	$9,297,125	$9,647,558	$9,483,581

Receivables, net
Straight-line rent receivable	$61,483	$47,669	$46,855
Tenant receivables	110,923	145,247	141,779
Allowance for doubtful accounts	(15,745)	(30,190)	(28,741)
Other	13,954	15,779	15,691
Total receivables, net	$170,615	$178,505	$175,584

Deferred charges and prepaid expenses, net
Deferred charges, net	$83,444	$73,791	$72,538
Prepaid expenses, net	35,489	31,731	30,699
Total deferred charges and prepaid expenses, net	$118,933	$105,522	$103,237

Other assets
Furniture, fixtures and leasehold improvements, net	$10,170	$10,591	$10,591
Real estate assets held for sale	—	5,531	—
Other	3,128	3,528	3,452
Total other assets	$13,298	$19,650	$14,043

Accounts payable, accrued expenses and other liabilities
Accounts payable and accrued expenses	$232,447	$230,967	$226,848
Dividends payable	61,118	38,637	38,637
Below market leases, net	339,602	388,176	385,097
Other	44,534	51,749	50,913
Total accounts payable, accrued expenses and other liabilities	$677,701	$709,529	$701,495

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 10

NOI DETAIL, SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL, OPERATING RATIOS & ADDITIONAL DISCLOSURES
Unaudited, dollars in thousands

	Pro Forma				Actual Results
	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended
	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13	9/30/14	9/30/13
Net Operating Income Detail
Rental income	$240,904	$238,446	$718,240	$702,170	$240,904	$223,225	$718,240	$654,079
Expense reimbursements	63,518	64,803	197,835	191,772	63,518	60,619	197,835	179,534
Percentage rents	1,571	1,364	4,621	5,157	1,571	1,280	4,621	4,964
Operating costs	(28,805)	(30,675)	(95,595)	(92,774)	(28,805)	(28,036)	(95,595)	(85,542)
Real estate taxes	(44,369)	(44,057)	(132,650)	(131,491)	(44,369)	(42,015)	(132,650)	(124,711)
Provision for doubtful accounts	(2,771)	(3,113)	(8,636)	(8,273)	(2,771)	(3,071)	(8,636)	(7,956)
Net operating income	230,048	226,768	683,815	666,561	230,048	212,002	683,815	620,368

Reconciliation of net operating income to net income (loss) attributable to common stockholders
Fee income	599	948	1,669	2,988	599	966	1,669	3,042
Depreciation and amortization	(111,150)	(119,328)	(334,084)	(362,283)	(111,150)	(108,479)	(334,084)	(328,878)
Impairment of real estate assets	—	—	—	(1,531)	—	—	—	(1,531)
General and administrative	(19,624)	(22,013)	(59,221)	(64,343)	(19,624)	(23,605)	(59,221)	(65,386)
Total other income (expense)	(66,121)	(74,737)	(206,558)	(222,214)	(66,121)	(104,587)	(206,558)	(293,877)
Equity in income of unconsolidated joint ventures	112	114	316	518	112	247	248	1,001
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	—	—	—	1,820	—
Income (loss) from discontinued operations	—	—	—	—	—	(1,099)	19,213	(41,584)
Net (income) loss attributable to non-controlling interests	(6,834)	(3,141)	(19,983)	(5,594)	(6,834)	5,716	(40,998)	25,248
Net income (loss) attributable to common stockholders	$27,030	$8,611	$65,954	$14,102	$27,030	$(18,839)	$65,904	$(81,597)

Supplemental Statement of Operations Detail
Rental income
Base rent	$220,245	$214,180	$657,044	$639,611	$220,245	$200,132	$657,044	$595,346
Lease termination fees	208	635	1,781	1,739	208	598	1,781	1,640
Straight-line rent	4,857	5,908	14,625	14,660	4,857	5,100	14,625	11,790
Above- and below-market rent amortization, net	11,909	14,496	35,079	39,393	11,909	14,218	35,079	38,740
Ancillary and other	3,685	3,227	9,711	6,767	3,685	3,177	9,711	6,563
Total rental income	$240,904	$238,446	$718,240	$702,170	$240,904	$223,225	$718,240	$654,079

Other revenues
Percentage rents	$1,571	$1,364	$4,621	$5,157	$1,571	$1,280	$4,621	$4,964
Fee income	599	948	1,669	2,988	599	966	1,669	3,042
Total other revenues	$2,170	$2,312	$6,290	$8,145	$2,170	$2,246	$6,290	$8,006

Interest expense
Mortgage and note interest	$55,183	$65,177	$169,933	$196,420	$55,183	$82,629	$169,933	$274,890
Unsecured credit facility and term loan interest	13,287	11,329	38,441	30,931	13,287	4,522	38,441	4,522
Deferred financing cost amortization	2,052	3,047	6,708	9,748	2,052	2,576	6,708	8,315
Debt premium and discount amortization, net	(4,977)	(5,531)	(15,618)	(18,139)	(4,977)	(5,126)	(15,618)	(16,882)
Total interest expense	$65,545	$74,022	$199,464	$218,960	$65,545	$84,601	$199,464	$270,845

Other expense
Federal and state taxes	1,026	1,053	2,950	3,167	1,026	955	2,950	2,850
Other	179	478	2,385	2,372	179	2,474	2,385	5,248
Total other expense	$1,205	$1,531	$5,335	$5,539	$1,205	$3,429	$5,335	$8,098

Operating Ratios
NOI margin (NOI / total rental revenues) (1)(2)	75.2%	74.4%	74.3%	74.1%	75.2%	74.4%	74.3%	74.0%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	86.8%	86.7%	86.7%	85.5%	86.8%	86.5%	86.7%	85.4%

Additional Disclosures
Capitalized interest	$1,149	$1,375	$2,775	$3,338	$1,149	$1,357	$2,775	$3,298
Equity based compensation	1,896	2,056	7,019	3,661	1,896	2,056	7,019	3,661
Capitalized direct leasing compensation costs	3,974	3,567	11,505	9,905	3,974	3,567	11,505	9,905
Capitalized direct construction compensation costs	1,451	1,284	4,363	3,982	1,451	1,284	4,363	3,982

(1) NOI excludes unconsolidated joint venture Montecito Marketplace NOI of $185 and $547 at pro rata share for the three and nine months ended September 30, 2014, respectively.
(2) NOI includes straight-line rents and above- and below-market rent amortization, net.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 11

SAME PROPERTY NOI ANALYSIS & RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS
Unaudited, dollars in thousands

	Actual Results (1)
	Three Months Ended			Nine Months Ended
	9/30/14	9/30/13	Change	9/30/14	9/30/13	Change
Same Property NOI Analysis
Number of properties	479	479	—	479	479	—
Percent billed	90.8%	90.3%	0.5%	90.8%	90.3%	0.5%
Percent leased	92.7%	92.2%	0.5%	92.7%	92.2%	0.5%

Revenues
Rental income	$210,530	$204,549		$626,909	$607,368
Expense reimbursements	60,473	60,828		187,465	180,861
Percentage rents	1,556	1,283		4,481	4,968
	272,559	266,660	2.2%	818,855	793,197	3.2%
Operating expenses
Operating costs	(27,184)	(28,536)		(89,867)	(87,114)
Real estate taxes	(42,255)	(42,098)		(126,177)	(125,428)
Provision for doubtful accounts	(2,655)	(3,062)		(8,174)	(7,969)
	(72,094)	(73,696)	(2.2%)	(224,218)	(220,511)	1.7%
Same property NOI	$200,465	$192,964	3.9%	$594,637	$572,686	3.8%

Same property NOI excluding redevelopments (2)	$196,681	$189,541	3.8%	$579,029	$558,387	3.7%

NOI margin (3)	73.5%	72.4%	1.6%	72.6%	72.2%	0.6%
Expense recovery ratio	87.1%	86.1%	1.1%	86.8%	85.1%	2.0%

Percent contribution to same property NOI growth:
	Change	Percent Change		Change	Percent Change
Rent growth	5,981	3.1%		19,541	3.4%
Net recoveries	840	0.4%		3,102	0.5%
Other revenues	273	0.1%		(487)	(0.1%)
Provision for doubtful accounts	407	0.2%		(205)	—
		3.9%			3.8%

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI
Net income (loss) attributable to common stockholders	$27,030	$(18,839)		$65,904	$(81,597)
Adjustments:
Revenue adjustments (4)	(17,132)	(20,270)		(51,226)	(51,621)
Depreciation and amortization	111,150	108,479		334,084	328,878
Impairment of real estate assets	—	—		—	1,531
General and administrative	19,624	23,605		59,221	65,386
Total other (income) expense	66,121	104,587		206,558	293,877
Equity in income of unconsolidated joint ventures	(112)	(247)		(248)	(1,001)
Gain on disposition of investments in unconsolidated joint ventures	—	—		(1,820)	—
Pro rata share of same property NOI of unconsolidated joint ventures	185	182		547	545
(Income) loss from discontinued operations	—	1,099		(19,213)	41,584
Net income (loss) attributable to non-controlling interests	6,834	(5,716)		40,998	(25,248)
Non-same property NOI	(13,235)	84		(40,168)	352

Same property NOI	$200,465	$192,964		$594,637	$572,686

Impact of redevelopments	(3,784)	(3,423)		(15,608)	(14,299)

Same property NOI excluding redevelopments (2)	$196,681	$189,541		$579,029	$558,387

(1) Represents all properties owned prior to the completion of the IPO. This portfolio excludes the Excluded Properties and the Acquired Properties. Includes unconsolidated joint venture, Montecito Marketplace, at pro rata share.

(2) Excludes four redevelopment properties for the three months ended September 30, 2014 and September 30, 2013. Excludes six redevelopment properties for the nine months ended September 30, 2014 and September 30, 2013.

(3) NOI excludes straight-line rents and above- and below-market rent amortization, net.
(4) Includes adjustments for lease settlement income, straight-line rents, above- and below-market rent amortization, net and fee income from managed properties and unconsolidated joint ventures.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 12

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Pro Forma		Actual Results
	Three Months	Nine Months	Three Months	Nine Months
	Ended 9/30/14	Ended 9/30/14	Ended 9/30/14	Ended 9/30/14

Capital Expenditures (1):
Anchor space repositioning and redevelopment (2)	$28,949	$67,685	$28,949	$67,685
Building and site improvements (3)	12,711	20,002	12,711	19,899
Tenant improvements	14,622	54,990	14,622	54,661
External leasing commissions	2,032	8,889	2,032	8,901
Total Capital Expenditures	$58,314	$151,566	$58,314	$151,146

(1) Includes unconsolidated joint ventures at pro rata share.
(2) Revenue-enhancing expenditures.
(3) Non revenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 13

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	9/30/14	12/31/13	12/31/13
Debt:
Revolving credit facility	$271,475	$120,179	$120,179
Term loans	2,100,000	1,500,000	1,500,000
Unsecured notes	293,657	353,617	353,617
Secured mortgages	3,203,987	3,928,184	3,911,383
Financial liabilities	121,470	172,689	172,689
Total principal debt	5,990,589	6,074,669	6,057,868
Add: Net unamortized premium	64,239	81,731	82,550
Total debt	6,054,828	6,156,400	6,140,418
Less: cash, cash equivalents and restricted cash	(148,998)	(189,372)	(170,179)
Net debt	5,905,830	5,967,028	5,970,239

Equity:
Stockholders' equity	2,434,381	2,342,468	2,342,468
Non-controlling interests	587,033	942,052	768,051
Total equity	3,021,414	3,284,520	3,110,519
Total capitalization	$8,927,244	$9,251,548	$9,080,758

Outstanding classes of stock and partnership units:
Common shares outstanding	245,086	229,680	229,680
Exchangeable BPG Sub shares held by non-controlling interests	50,182	58,663	58,663
Exchangeable OP Units held by non-controlling interests	8,953	15,878	15,878
	304,221	304,221	304,221

Liquidity:
Cash and cash equivalents and restricted cash	$148,998	$189,372	$170,179
Available under unsecured credit facility	978,525	1,129,821	1,129,821
	$1,127,523	$1,319,193	$1,300,000

	Actual Results	Pro Forma
	Three Months	Three Months
	Ended 9/30/14	Ended 12/31/13
Ratios:
Total debt / total market capitalization (1)	47.2%	50.0%
Total debt / total assets, before depreciation (consolidated portfolio only) (2)	52.8%	54.0%
Secured debt to total assets (2)	33.5%	35.5%
Net principal debt to adjusted EBITDA (GAAP)	6.9x	7.1x
Net principal debt to adjusted EBITDA (cash)	7.5x	7.7x
Unencumbered assets to unsecured debt	2.0x	2.1x
Interest coverage (adjusted EBITDA / interest expense)	3.2x	2.9x
Debt service coverage (adjusted EBITDA / (interest expense + scheduled principal payments))	2.9x	2.6x
Fixed charge coverage (adjusted EBITDA / (interest expense + scheduled principal payments + preferred dividends))	2.9x	2.6x

	Actual
	9/30/14
Percentage of total debt:
Fixed	85.5%
Floating	14.5%
Unencumbered summary:
Percent of properties	50.2%
Percent of NOI	49.1%
Weighted average maturity (years):
Fixed	3.42
Floating	3.96
Total	3.50

(1) Market capitalization based on the September 30, 2014 closing stock price of $22.26.
(2) Excludes Inland Preferred.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 14

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt & Financial Liabilities

		Year		Scheduled Amortization	Scheduled Maturities	Total	Weighted Avg Interest Rate
		2014		$8,392	$—	$8,392	6.06%
		2015		30,590	817,184	847,774	6.18%
		2016		23,477	1,235,404	1,258,881	5.60%
		2017		22,941	599,292	622,233	4.36%
		2018		20,491	1,500,169	1,520,660	2.39%
		2019		21,402	600,000	621,402	1.75%
		2020		15,886	840,479	856,365	6.50%
		2021		—	186,225	186,225	6.24%
		2022+		—	68,657	68,657	7.30%
		Total Debt Maturities (1)		$143,179	$5,847,410	$5,990,589	4.51%

				Net unamortized premiums on mortgages		73,333
				Net unamortized discount on notes		(9,094)
				Debt & financial liabilities, net		$6,054,828

Detailed Maturity Schedule - Debt & Financial Liabilities
	Fixed Rate Secured Mortgages			Fixed Rate Unsecured Notes (2)		Financial Liabilities (2)		Variable Rate Unsecured Credit Facility / Fixed Rate Unsecured Credit Facility (2)
Year	Scheduled Amortization	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate	Scheduled Maturities	Weighted Avg Interest Rate
2014	$8,392	$—	6.06%	$—	—	$—	—	$—	—
2015	30,590	470,714	5.41%	225,000	5.27%	121,470	11.00%	—	—
2016	23,477	1,235,404	5.60%	—	—	—	—	—	—
2017	22,941	327,817	6.42%	—	—	—	—	271,475	1.69%
2018	20,491	169	6.30%	—	—	—	—	1,500,000	2.34%
2019	21,402	—	6.26%	—	—	—	—	600,000	1.59%
2020	15,886	840,479	6.50%	—	—	—	—	—	—
2021	—	186,225	6.24%	—	—	—	—	—	—
2022+	—	—	—	68,657	7.30%	—	—	—	—
Total Debt Maturities	$143,179	$3,060,808	5.95%	$293,657	5.75%	$121,470	11.00%	$2,371,475	2.07%

(1) Excludes unconsolidated joint venture debt of $2,948 at pro rata share.
(2) No scheduled amortization until maturity dates.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 15

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness

FIXED RATE DEBT:
Secured Mortgages
Shops of Tuscaloosa(1)	Tuscaloosa, AL	1	$6,459	5.45%	1/11/15	0.11%
REIT 2 LP 66	—	3	66,000	5.29%	4/1/15	1.13%
Eustis Village	Orlando-Kissimmee-Sanford, FL	1	12,162	5.45%	5/11/15	0.21%
Governors Town Square	Atlanta-Sandy Springs-Roswell, GA	1	9,404	5.20%	6/1/15	0.16%
Turnpike Plaza	Hartford-West Hartford-East Hartford, CT	1	20,500	4.90%	6/1/15	0.35%
Sarasota Village	North Port-Sarasota-Bradenton, FL	1	9,763	5.02%	6/1/15	0.17%
Sunshine Square	New York-Newark-Jersey City, NY-NJ-PA	1	16,749	6.85%	8/5/15	0.29%
Village West	Los Angeles-Long Beach-Anaheim, CA	1	12,703	5.25%	8/5/15	0.22%
REIT 20 LP 208	—	18	208,000	5.17%	9/1/15	3.54%
Westminster City Center	Denver-Aurora-Lakewood, CO	1	47,000	5.17%	9/1/15	0.80%
Hillcrest	Spartanburg, SC	1	18,500	7.50%	9/1/15	0.32%
Hampton Village Centre	Detroit-Warren-Dearborn, MI	1	27,446	5.65%	9/5/15	0.47%
Wilmington Island	Savannah, GA	1	8,642	5.05%	11/11/15	0.15%
Streetsboro Crossing	Akron, OH	1	8,925	5.37%	12/1/15	0.15%
REIT 4 LP 169	—	22	153,305	5.62%	1/1/16	2.61%
South Plaza Shopping Center	California-Lexington Park, MD	1	15,298	5.42%	1/11/16	0.26%
REIT 5 LP 240	—	12	221,039	5.63%	2/1/16	3.77%
Chicopee Marketplace	Springfield, MA	1	17,415	5.97%	6/1/16	0.30%
Cobblestone Village I and II	Miami-Fort Lauderdale-West Palm Beach, FL	1	9,994	5.97%	6/1/16	0.17%
Springdale	Mobile, AL	1	36,907	5.97%	6/1/16	0.63%
Wilkes-Barre Township Marketplace	Scranton--Wilkes-Barre--Hazleton, PA	1	10,613	5.97%	6/1/16	0.18%
Fashion Square	Jacksonville, FL	1	7,517	5.97%	6/1/16	0.13%
REIT 7 LP 86	—	7	86,000	6.32%	8/1/16	1.47%
REIT 16 LP 220	—	14	220,936	5.39%	11/1/16	3.76%
REIT 14 LP 226	—	15	226,109	5.44%	12/1/16	3.85%
REIT 15 LP 233	—	15	233,977	5.44%	12/9/16	3.99%
Dublin Village	Dublin, GA	1	6,351	5.78%	12/11/16	0.11%
Conyers Plaza I *	Atlanta-Sandy Springs-Roswell, GA	1	10,800	5.77%	1/1/17	0.18%
Freshwater - Stateline Plaza	Hartford-West Hartford-East Hartford, CT	1	17,991	8.00%	2/1/17	0.31%
Greensboro Village	Nashville-Davidson--Murfreesboro--Franklin, TN	1	9,003	5.52%	2/11/17	0.15%
LP - JPM 300	—	18	293,475	6.38%	9/1/17	5.00%
Whitaker Square	Winston-Salem, NC	1	9,193	6.32%	12/1/17	0.16%
Christmas Tree Plaza	New Haven-Milford, CT	1	3,962	7.89%	5/11/18	0.07%
Elkhart Market Centre (2)	Elkhart-Goshen, IN	1	6,539	7.50%	7/1/20	0.11%
LP - JPM CMBS	—	72	550,532	6.77%	8/1/20	9.38%
Monroe ShopRite Plaza	New York-Newark-Jersey City, NY-NJ-PA	1	8,480	6.50%	8/1/20	0.14%
Bethel Park	Pittsburgh, PA	1	9,854	6.50%	8/1/20	0.17%
Ivyridge	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	13,746	6.50%	8/1/20	0.23%
Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1	49,003	6.50%	8/1/20	0.84%
Inland (Brixmor/IA, LLC) - Pool A	—	9	101,938	5.91%	12/6/20	1.74%
Inland (Brixmor/IA, LLC) - Pool B	—	8	93,364	5.91%	12/6/20	1.59%
Inland (Brixmor/IA, LLC) - Pool C	—	7	100,144	5.91%	12/31/20	1.71%
REIT 20 LP 51 A	—	4	48,323	6.24%	1/6/21	0.82%
REIT 20 LP 45 B	—	4	43,447	6.24%	1/6/21	0.74%
REIT 20 LP 42 C	—	5	40,616	6.24%	1/6/21	0.69%
REIT 20 LP 37 D	—	3	35,075	6.24%	1/6/21	0.60%
REIT 20 LP 43 E	—	4	40,788	6.24%	1/6/21	0.70%
TOTAL FIXED RATE SECURED MORTGAGES			3,203,987	5.95%		54.59%

Unsecured Credit Facility
Term Loan Facility (3)	—	—	$1,500,000	2.34%	7/31/18	25.56%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 16

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Number of	Outstanding	Actual	Maturity	Percent of
Loan / Property Name	MSA	Properties	Balance	Interest Rate	Date	Total Indebtedness
TOTAL FIXED RATE UNSECURED CREDIT FACILITY			1,500,000	2.34%		25.56%

Unsecured Notes
5.30%, 2015 Brixmor LLC Notes	—	—	$100,000	5.30%	1/15/15	1.70%
5.25%, 2015 Brixmor LLC Notes	—	—	125,000	5.25%	9/15/15	2.13%
7.97%, 2026 Brixmor LLC Notes (4)	—	—	2,862	7.97%	8/14/26	0.05%
7.65%, 2026 Brixmor LLC Notes (4)	—	—	9,638	7.65%	11/2/26	0.16%
7.68%, 2026 Brixmor LLC Notes I (4)	—	—	5,135	7.68%	11/2/26	0.09%
6.90%, 2028 Brixmor LLC Notes I (4)	—	—	10,644	6.90%	2/15/28	0.18%
6.90%, 2028 Brixmor LLC Notes II (4)	—	—	18,673	6.90%	2/15/28	0.32%
7.50%, 2029 Brixmor LLC Notes (4)	—	—	21,705	7.50%	7/30/29	0.37%
TOTAL FIXED RATE UNSECURED NOTES			293,657	5.75%		5.00%

TOTAL FIXED RATE DEBT			$4,997,644	4.85%		85.15%

VARIABLE RATE DEBT:
Unsecured Credit Facility
Revolving Credit Facility - L+150bps	—	—	$271,475	1.69%	7/31/17	4.63%
Term Loan Facility - L+140bps	—	—	600,000	1.59%	3/18/19	10.22%
TOTAL VARIABLE RATE UNSECURED CREDIT FACILITY			871,475	1.62%		14.85%

TOTAL VARIABLE RATE DEBT			$871,475	1.62%		14.85%

TOTAL DEBT			$5,869,119	4.37%		100.00%

		Net unamortized premiums on mortgages	73,333
		Net unamortized discount on notes	(9,094)
		DEBT OBLIGATIONS, NET	$5,933,358

Financial Liabilities
Inland Preferred (5)	—	—	$121,470	11.00%	12/6/15	100.00%

TOTAL FINANCIAL LIABILITIES			$121,470	11.00%		100.00%

TOTAL DEBT & FINANCIAL LIABILITIES, NET			$6,054,828

* Indicates property is part of a larger shopping center.
(1) Loan repaid on October 10, 2014.
(2) Lender has a call option at any time after November 2014 with a minimum of 120 days notice.
(3) Term loan facility has been swapped from 1 month Libor to fixed at a combined rate of 0.844% (spread of 150bps).
(4) In October 2014, $50.2 million principal amount of the Notes were repaid in conjunction with a tender offer by Brixmor LLC, an indirect subsidiary of the Company.
(5) Represents preferred equity of a venture with Inland American Real Estate Trust Inc., which is treated as mortgage debt for GAAP purposes. Brixmor’s ownership in the venture is approximately 30%. In October 2014, the Company exercised its right to call the Inland Preferred debt for an amount of cash equal to the outstanding principle balance plus accrued interest. The transaction is expected to close in December 2014.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 17

UNSECURED CREDIT FACILITY COVENANT DISCLOSURE
Unaudited, dollars in thousands

	Covenants	As of 9/30/14

I. Leverage ratio	< 60%	45.5%
Total Outstanding Indebtedness		5,993,538
Balance Sheet Cash		153,050
Total Asset Value		12,830,037

II. Secured leverage ratio	< 40%	24.7%
Total Secured Indebtedness		3,328,406
Balance Sheet Cash		153,050
Total Asset Value		12,830,037

III. Unsecured leverage ratio	< 60%	40.8%
Total Unsecured Indebtedness		2,665,132
Unrestricted Cash		96,809
Unencumbered Asset Value		6,293,680

IV. Fixed charge coverage ratio	> 1.5x	2.9x
Total Net Operating Income		893,782
Capital Expenditure Reserve		13,015
Fixed Charges		304,913

Definitions for line of credit covenants:

Total Outstanding Indebtedness:
Total Indebtedness including capital leases, financing liabilities, redeemable non-controlling interests, letters of credit, guarantee obligations, and the Company's applicable share of joint venture Indebtedness.

Balance Sheet Cash:	Cash and cash equivalents, Restricted cash, and certain Marketable securities.

Total Asset Value:
An amount equal to the sum of the following for the Company and the Company's applicable share of its joint ventures: (i) Net Operating Income from Stabilized Projects for the most recent six months annualized divided by 7.00%, (ii) the amount of Management Fees received by the Company for the most recent six months annualized divided by 7.00%, (iii) Acquisition Assets valued at the higher of their capitalization value (Net Operating Income for the most recent six months annualized divided by 7.00%) or acquisition cost, (iv) undepreciated Book Value of Land, (v) undepreciated Book Value of Assets Under Development, (vi) undepreciated Book Value of Non-Stabilized Projects, (vii) value of Mezzanine Debt Investments, (viii) value of all First Mortgage Receivables. The aggregate contributions to Total Asset Value from items (v), (vi), and (vii) above shall not exceed 35% of Total Asset Value.

Total Secured Indebtedness:	All indebtedness that is secured by a lien on any asset.
Total Unsecured Indebtedness:	All Indebtedness that is not Secured Indebtedness.

Unrestricted Cash:	Cash and cash equivalents, and certain marketable securities but excluding restricted cash.

Unencumbered Asset Value:	Total Asset Value from Unencumbered Assets.

Unencumbered Assets:
Any acquisition asset, land, operating property and any asset under development located in the Unites States which, as of any date of determination is not subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (i) permitted encumbrances or liens in favor of the administrative agent and (ii) customary restrictions on transferability that result in a change of control or that trigger a right of first offer or right of first refusal.

Total Net Operating Income:
For the Company and the Company's applicable share of its joint ventures, as determined in accordance with GAAP, an amount equal to (i) the aggregate rental income and other revenues from the operation of all real estate assets, including from straight-lined rent and amortization of above- and below-market leases minus (ii) all expenses and other charges incurred in connection with the operation of such real estate assets but excluding the payment of or provision for debt service charges, income taxes, capital expenses, depreciation, amortization and other non-cash expenses.

Fixed Charges:
For any period, the sum of (i) total interest expense, (ii) all scheduled principal payments due on account of total outstanding indebtedness (excluding balloon payments) and (iii) all dividends payable on account of preferred stock or preferred operating partnership units of the borrower or any other person in the consolidated group.

Capital Expenditure Reserve:	For any Operating Property, an amount equal to (i) $0.15 multiplied by (ii) the number of square feet of such Operating Property.

Note: For full detailed descriptions of the Credit Facility Covenant calculations and definitions of capitalized terms please refer to the Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 filed as Exhibit 10.6 to Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on August 23, 2013.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 18

RECONCILIATION OF GAAP BALANCE SHEET TO PRO FORMA BALANCE SHEET
Unaudited, dollars in thousands

	Actual Results		Pro Forma
	12/31/13	Adjustments (1)	12/31/13
Assets
Real estate
Land	$2,055,802	$(66,642)	$1,989,160
Buildings and improvements	8,781,926	(127,027)	8,654,899
	10,837,728	(193,669)	10,644,059
Accumulated depreciation and amortization	(1,190,170)	29,692	(1,160,478)
Real estate, net	9,647,558	(163,977)	9,483,581
Investments in and advances to unconsolidated joint ventures	9,205	(4,034)	5,171
Cash and cash equivalents	113,915	(18,583)	95,332
Restricted cash	75,457	(610)	74,847
Marketable securities	22,104	—	22,104
Receivables, net	178,505	(2,921)	175,584
Deferred charges and prepaid expenses, net	105,522	(2,285)	103,237
Other assets	19,650	(5,607)	14,043
Total assets	$10,171,916	$(198,017)	$9,973,899

Liabilities
Debt obligations, net	$5,981,289	$(15,982)	$5,965,307
Financing liabilities, net	175,111	—	175,111
Accounts payable, accrued expenses and other liabilities	709,529	(8,034)	701,495
Total liabilities	6,865,929	(24,016)	6,841,913

Redeemable non-controlling interests	21,467	—	21,467
Commitments and contingencies	—	—	—

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
229,689,960 shares outstanding	2,297	—	2,297
Additional paid in capital	2,543,690	—	2,543,690
Accumulated other comprehensive loss	(6,812)	—	(6,812)
Distributions and accumulated losses	(196,707)	—	(196,707)
Total stockholders' equity	2,342,468	—	2,342,468
Non-controlling interests	942,052	(174,001)	768,051
Total equity	3,284,520	(174,001)	3,110,519
Total liabilities and equity	$10,171,916	$(198,017)	$9,973,899

(1) Reflects the impact of distributing the Excluded Properties as if the distribution was completed on December 31, 2013.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 19

RECONCILIATION OF GAAP STATEMENTS OF OPERATIONS TO PRO FORMA
STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended 9/30/13			Nine Months Ended 9/30/14			Nine Months Ended 9/30/13
	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma	Actual Results	Adjustments (1)	Pro Forma
Revenues
Rental income	$223,225	$15,221	$238,446	$718,240	$—	$718,240	$654,079	$48,091	$702,170
Expense reimbursements	60,619	4,184	64,803	197,835	—	197,835	179,534	12,238	191,772
Other revenues	2,246	66	2,312	6,290	—	6,290	8,006	139	8,145
Total revenues	286,090	19,471	305,561	922,365	—	922,365	841,619	60,468	902,087

Operating expenses
Operating costs	28,036	2,639	30,675	95,595	—	95,595	85,542	7,232	92,774
Real estate taxes	42,015	2,042	44,057	132,650	—	132,650	124,711	6,780	131,491
Depreciation and amortization	108,479	10,849	119,328	334,084	—	334,084	328,878	33,405	362,283
Provision for doubtful accounts	3,071	42	3,113	8,636	—	8,636	7,956	317	8,273
Impairment of real estate assets	—	—	—	—	—	—	1,531	—	1,531
General and administrative	23,605	(1,592)	22,013	59,221	—	59,221	65,386	(1,043)	64,343
Total operating expenses	205,206	13,980	219,186	630,186	—	630,186	614,004	46,691	660,695

Other income (expense)
Dividends and interest	206	4	210	436	—	436	626	10	636
Interest expense	(84,601)	10,579	(74,022)	(199,464)	—	(199,464)	(270,845)	51,885	(218,960)
Gain (loss) on sale of real estate assets and acquisition of joint venture interest	1,502	(1,143)	359	378	—	378	2,223	(1,303)	920
Gain (loss) on extinguishment of debt, net	(18,265)	18,512	247	(2,573)	—	(2,573)	(17,783)	18,512	729
Other	(3,429)	1,898	(1,531)	(5,335)	—	(5,335)	(8,098)	2,559	(5,539)
Total other income (expense)	(104,587)	29,850	(74,737)	(206,558)	—	(206,558)	(293,877)	71,663	(222,214)

Income (loss) before equity in income of unconsolidated joint ventures	(23,703)	35,341	11,638	85,621	—	85,621	(66,262)	85,440	19,178
Equity in income of unconsolidated joint ventures	247	(133)	114	248	68	316	1,001	(483)	518
Gain on disposition of investments in unconsolidated joint ventures	—	—	—	1,820	(1,820)	—	—	—	—
Income (loss) from continuing operations	(23,456)	35,208	11,752	87,689	(1,752)	85,937	(65,261)	84,957	19,696

Discontinued operations
Income from discontinued operations	184	(184)	—	4,787	(4,787)	—	(892)	892	—
Gain on disposition of operating properties	—	—	—	14,426	(14,426)	—	2,631	(2,631)	—
Impairment of real estate held for sale	(1,283)	1,283	—	—	—	—	(43,323)	43,323	—
Income (loss) from discontinued operations	(1,099)	1,099	—	19,213	(19,213)	—	(41,584)	41,584	—

Net income (loss)	(24,555)	36,307	11,752	106,902	(20,965)	85,937	(106,845)	126,541	19,696
Non-controlling interests
Net (income) loss attributable to non-controlling interests	5,716	(8,857)	(3,141)	(40,998)	21,015	(19,983)	25,248	(30,842)	(5,594)
Net income (loss) attributable to common stockholders	$(18,839)	$27,450	$8,611	$65,904	$50	$65,954	$(81,597)	$95,699	$14,102

Per common share:
Income (loss) from continuing operations:
Basic	$(0.10)	$0.14	$0.04	$0.28	$—	$0.28	$(0.28)	$0.34	$0.06
Diluted	$(0.10)	$0.14	$0.04	$0.28	$—	$0.28	$(0.28)	$0.34	$0.06
Net income (loss) attributable to common stockholders:
Basic	$(0.10)	$0.14	$0.04	$0.28	$—	$0.28	$(0.45)	$0.51	$0.06
Diluted	$(0.10)	$0.14	$0.04	$0.28	$—	$0.28	$(0.45)	$0.51	$0.06
Weighted average number of vested common shares:
Basic	180,675	47,438	228,113	233,781	—	233,781	180,675	47,438	228,113
Diluted	180,675	49,519	230,194	234,920	—	234,920	180,675	49,519	230,194

(1) Reflects the impact of the following transactions associated with the IPO including (i) the contribution of the Acquired Properties (ii) the distribution of the Excluded Properties (iii) the acquisition of the interest not already held in Arapahoe Crossings L.P. (iv) borrowings under the unsecured credit facility, including the use thereof and (v) the net proceeds from the IPO, including the use thereof.

The pro forma adjustments for the three and nine months ended September 30, 2013 associated with these transactions assume that each transaction was completed as of January 1, 2013. The pro forma adjustments for the nine months ended September 30, 2014 associated with these transactions assume that each transaction was completed as of January 1, 2014.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 20

TRANSACTION SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2014

ACQUISITIONS
Dollars in thousands

There were no acquisitions during the nine months ended September 30, 2014.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 22

DISPOSITIONS
Dollars in thousands

Property Name	Property Type (1)	MSA	Sale Date	Sale Amount	Gain / (loss)	Cap- Rate	GLA / Acres	Percent Leased

Building at Sunrise Town Center	B	Miami-Fort Lauderdale-West Palm Beach, FL	2/11/14	$3,000	$378	—	18,000	—
				3,000	378	—	18,000

		TOTAL - NINE MONTHS ENDED 9/30/14		$3,000	$378	—	18,000

(1) B - Building.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 23

IPO PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended September 30, 2014

PORTFOLIO OVERVIEW

		As of:
		9/30/14	6/30/14	3/31/14	12/31/13	9/30/13

Number of properties		522	522	522	522	522
GLA		86,769,179	86,764,493	86,718,016	86,806,352	86,796,116
Percent leased		92.7%	92.5%	92.3%	92.4%	92.1%
TOTAL ≥ 10,000 SF		97.0%	97.0%	96.7%	97.1%	96.9%
TOTAL < 10,000 SF		82.6%	82.1%	81.9%	81.6%	80.9%
Percent billed		90.8%	90.5%	90.5%	90.7%	90.2%
ABR		$910,849,214	$903,423,457	$898,961,821	$895,080,953	$886,800,318
ABR/SF		$12.10	$12.04	$12.01	$11.93	$11.87
Percent grocery anchored		70%	70%	70%	70%	71%
Percent community shopping centers		63%	63%	63%	63%	63%
Percent neighborhood shopping centers		37%	37%	37%	37%	37%

PORTFOLIO BY UNIT SIZE AS OF 9/30/14
	Number of Units	GLA	Percent Leased	Percent Billed	Percent of Vacant GLA	ABR	ABR/SF
≥ 35,000 SF	580	36,181,848	98.6%	97.5%	8.0%	$273,034,781	$8.61
20,000 – 34,999 SF	557	14,690,556	96.0%	94.1%	9.2%	131,162,509	9.45
10,000 - 19,999 SF	724	9,815,994	92.6%	89.5%	11.4%	109,058,137	12.32
5,000 - 9,999 SF	1,388	9,583,613	84.5%	81.4%	23.4%	119,539,139	15.40
< 5,000 SF	8,025	16,497,168	81.5%	79.4%	48.0%	278,054,648	21.24
TOTAL	11,274	86,769,179	92.7%	90.8%	100.0%	$910,849,214	$12.10

TOTAL ≥ 10,000 SF	1,861	60,688,398	97.0%	95.4%	28.6%	$513,255,427	$9.43
TOTAL < 10,000 SF	9,413	26,080,781	82.6%	80.1%	71.4%	397,593,787	19.07

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 25

TOP FORTY RETAILERS RANKED BY ABR

	Retailer	Owned Leases	GLA	Percent of Portfolio GLA	ABR	Percent of Portfolio ABR

1	The Kroger Co. (1)	68	4,376,981	5.0%	$30,221,345	3.3%
2	The TJX Companies, Inc. (2)	93	2,966,734	3.4%	28,856,840	3.2%
3	Wal-Mart Stores, Inc. (3)	29	3,523,320	4.1%	17,190,002	1.9%
4	Publix Super Markets, Inc. (4)	39	1,801,416	2.1%	16,650,017	1.8%
5	Dollar Tree Stores, Inc. (5)	130	1,503,953	1.7%	15,249,041	1.7%
6	Ahold USA, Inc. (6)	21	1,259,102	1.5%	14,031,030	1.5%
7	Sears Holdings Corporation (7)	26	2,400,905	2.8%	10,770,439	1.2%
8	Office Depot, Inc. (8)	41	940,798	1.1%	9,877,718	1.1%
9	PetSmart, Inc.	31	679,010	0.8%	9,551,881	1.0%
10	Ross Stores, Inc. (9)	30	844,474	1.0%	9,118,572	1.0%
	TOP 10 RETAILERS	508	20,296,693	23.4%	161,516,885	17.7%

11	Bed Bath & Beyond Inc. (10)	30	729,787	0.8%	9,116,697	1.0%
12	Best Buy Co., Inc.	16	660,392	0.8%	8,778,043	1.0%
13	Big Lots, Inc.	45	1,448,043	1.7%	8,525,582	0.9%
14	Burlington Stores, Inc.	15	1,191,928	1.4%	8,183,526	0.9%
15	Safeway Inc. (11)	15	826,323	1.0%	8,164,737	0.9%
16	Staples, Inc.	31	680,559	0.8%	7,894,788	0.9%
17	Kohl's Corporation	12	1,002,491	1.2%	7,190,141	0.8%
18	PETCO Animal Supplies, Inc. (12)	33	452,093	0.5%	6,943,567	0.8%
19	DICK'S Sporting Goods, Inc. (13)	12	492,031	0.6%	6,400,866	0.7%
20	Hobby Lobby Stores, Inc.	16	943,615	1.1%	6,122,108	0.7%
	TOP 20 RETAILERS	733	28,723,955	33.1%	238,836,940	26.2%

21	Bi-Lo Holdings, LLC (14)	17	791,373	0.9%	5,976,067	0.7%
22	Ascena Retail Group, Inc. (15)	56	344,968	0.4%	5,958,510	0.7%
23	L.A. Fitness International, LLC	9	390,095	0.4%	5,811,724	0.6%
24	The Home Depot, Inc.	8	799,388	0.9%	5,544,521	0.6%
25	Michaels Stores, Inc.	24	531,226	0.6%	5,534,970	0.6%
26	H.E. Butt Grocery Company (16)	8	510,551	0.6%	5,471,054	0.6%
27	Party City Corporation	31	383,495	0.4%	5,217,182	0.6%
28	Giant Eagle, Inc. (17)	7	555,560	0.6%	5,126,734	0.6%
29	Stage Stores, Inc. (18)	34	827,109	1.0%	4,912,790	0.5%
30	Walgreen Co.	21	300,253	0.3%	4,835,891	0.5%
31	CVS Health	23	299,440	0.3%	4,787,844	0.5%
32	Albertsons LLC (19)	8	456,420	0.5%	4,714,445	0.5%
33	Barnes & Noble, Inc.	12	258,663	0.3%	4,459,215	0.5%
34	The Great Atlantic & Pacific Tea Company (20)	7	330,480	0.4%	4,396,267	0.5%
35	Jo-Ann Stores, Inc.	22	422,528	0.5%	4,280,468	0.5%
36	Toys"R"US, Inc. (21)	13	477,284	0.6%	4,244,320	0.5%
37	Wakefern Food Corporation (22)	7	354,575	0.4%	4,064,206	0.4%
38	Payless ShoeSource	68	209,597	0.2%	4,057,620	0.4%
39	Sally Beauty Holdings, Inc.	116	194,775	0.2%	4,020,276	0.4%
40	Delhaize America Inc. (23)	13	477,158	0.5%	4,013,418	0.4%
	TOTAL TOP 40 RETAILERS	1,237	37,638,893	43.4%	$336,264,462	36.9%

	Impact of Pending Transactions:
	Safeway Inc. and Albertsons LLC merger	23	1,282,743	1.7%	$12,879,182	1.4%

(1) Includes Kroger (54), Harris Teeter (3), King Soopers (3), Ralphs (3), Smith's (2),		(9) Includes Ross Dress for Less (29) and dd's Discounts (1).			(18) Includes Bealls Outlet (12), Peebles (9), Bealls (6), Palais Royal (3),
Dillons (1), Food 4 Less (1) and Pay Less (1).		(10) Includes Bed Bath & Beyond (16), Harmon Face Values (6), Christmas Tree			Goody's (2), Stage (1) and Steele's and Deals (1).
(2) Includes T.J. Maxx (50), Marshalls (35) and HomeGoods (8).		Shops (4), World Market (3) and buybuy BABY (1).			(19) Includes Shaw's (3), Albertsons (2), Jewel-Osco (2) and Acme (1).
(3) Includes Supercenters (14), Discount Stores (9), Walmart Neighborhood		(11) Includes Vons (5), Randalls (4), Dominick's (3) and Tom Thumb (3).			(20) Includes A&P (3), Pathmark (2), Superfresh (1) and Waldbaum's (1).
Market (5) and Sam's Club (1).		(12) Includes PETCO (32) and Unleashed (1).			(21) Includes Babies"R"Us (8) and Toys"R"Us (5).
(4) Includes Publix (38) and Publix Sabor (1).		(13) Includes DICK'S Sporting Goods (9) and Golf Galaxy (3).			(22) Includes ShopRite (4) and PriceRite (3).
(5) Includes Dollar Tree (126), Deals (3) and Dollar Stop (1).		(14) Includes Winn-Dixie (9), BI-LO (5) and Harveys (3).			(23) Includes Food Lion (10), Hannaford (2) and Bottom Dollar Food (1).
(6) Includes Giant Food (10), Super Stop & Shop (7), Martin's Food Markets (2),		(15) Includes dressbarn (25), Catherines (11), Lane Bryant (8), Justice (7) and
Stop & Shop (1) and Tops (1).		maurices (5).
(7) Includes Kmart (23), Sears (2) and Sears Outlet (1).		(16) Includes H-E-B (7) and Central Market (1).
(8) Includes Office Depot (22) and OfficeMax (19).		(17) Includes Giant Eagle (6) and Good Cents Grocery + More (1).

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 26

NEW & RENEWAL LEASE SUMMARY

						Comparable Only					Renewal Rate (by count)	Renewal Rate (by GLA)
		Leases	GLA	New ABR	New ABR/SF	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Growth (1)
	TOTAL - ALL LEASES
	Three months ended 9/30/14	535	3,352,890	$43,369,252	$12.93	415	3,023,596	$12.68	$11.14	13.9%	—	—
	Three months ended 6/30/14	556	3,700,930	42,653,655	11.53	415	3,069,250	11.54	10.37	11.2%	—	—
	Three months ended 3/31/14	525	2,936,680	38,070,170	12.96	392	2,512,983	12.72	11.43	11.3%	—	—
	Three months ended 12/31/13	538	3,312,489	39,623,745	11.96	397	2,838,272	11.36	10.23	11.0%	—	—
	TOTAL - TTM	2,154	13,302,989	$163,716,822	$12.31	1,619	11,444,101	$12.05	$10.77	11.9%	—	—

	NEW LEASES
	Three months ended 9/30/14	194	1,015,260	$13,402,637	$13.20	74	685,966	$12.19	$9.20	32.5%	—	—
	Three months ended 6/30/14	214	1,094,245	13,698,310	12.52	73	462,565	13.95	10.96	27.3%	—	—
	Three months ended 3/31/14	202	744,131	11,295,760	15.18	69	320,434	16.19	13.38	21.0%	—	—
	Three months ended 12/31/13	199	859,397	12,926,819	15.04	58	385,180	14.36	11.51	24.8%	—	—
	TOTAL - TTM	809	3,713,033	$51,323,526	$13.82	274	1,854,145	$13.77	$10.84	27.1%	—	—

	RENEWAL & OPTION LEASES
	Three months ended 9/30/14	341	2,337,630	$29,966,615	$12.82	341	2,337,630	$12.82	$11.70	9.5%	76.2%	82.1%
	Three months ended 6/30/14	342	2,606,685	28,955,345	11.11	342	2,606,685	11.11	10.27	8.2%	77.9%	74.8%
	Three months ended 3/31/14	323	2,192,549	26,774,410	12.21	323	2,192,549	12.21	11.15	9.5%	79.6%	84.2%
	Three months ended 12/31/13	339	2,453,092	26,696,927	10.88	339	2,453,092	10.88	10.03	8.5%	77.2%	90.5%
	TOTAL - TTM	1,345	9,589,956	$112,393,297	$11.72	1,345	9,589,956	$11.72	$10.76	8.9%	77.7%	83.7%

RENT GROWTH BY TENANT SIZE							LEASES BY ANCHOR AND SMALL SHOP - THREE MONTHS ENDED 9/30/14
		Three Months Ended							% of Leases	% of GLA	% of ABR	New ABR/SF
	TOTAL - ALL LEASES	9/30/14	6/30/14	3/31/14	12/31/13		Anchor Leases (≥ 10,000 SF)
	≥ 35,000 SF	14.1%	15.0%	4.1%	8.2%		Total - All leases		13%	64%	47%	$9.43
	20,000 – 34,999 SF	15.3%	10.2%	11.4%	19.9%		New leases		12%	62%	45%	9.57
	10,000 - 19,999 SF	32.5%	11.3%	13.8%	7.7%		Renewal leases		13%	65%	48%	9.38
	5,000 - 9,999 SF	9.8%	13.8%	12.5%	15.6%
	< 5,000 SF	10.1%	8.4%	13.5%	9.4%		Small Shop Leases (< 10,000 SF)
	TOTAL	13.9%	11.2%	11.3%	11.0%		Total - All leases		87%	36%	53%	$19.23
	TOTAL ≥ 10,000 SF	17.8%	12.7%	8.9%	11.1%		New leases		88%	38%	55%	19.13
	TOTAL < 10,000 SF	10.0%	9.6%	13.2%	10.9%		Renewal leases		87%	35%	52%	19.28

(1) Cash.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 27

NEW LEASE NET EFFECTIVE RENT

	Twelve Months Ended	Three Months Ended
	9/30/14	9/30/14	6/30/14	3/31/14	12/31/13
NEW LEASES
Weighted average over lease term:
Base rent	$14.43	$13.78	$13.00	$15.81	$15.84
TI/TA allowance	(2.10)	(2.18)	(2.15)	(2.10)	(1.94)
Landlord work	(0.45)	(0.27)	(0.37)	(0.50)	(0.71)
Third party leasing commissions	(0.36)	(0.37)	(0.27)	(0.38)	(0.42)
Rent concessions	—	—	—	—	—
EQUIVALENT NET EFFECTIVE RENT	$11.52	$10.96	$10.21	$12.83	$12.77
Net effective rent / base rent	80%	80%	79%	81%	81%
Weighted average term (years)	8.5	8.6	8.9	7.2	8.9

PERCENT OF TOTAL EQUIVALENT NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	34%	42%	38%	20%	33%
< 10,000 SF	66%	58%	62%	80%	67%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 28

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

Property Name	MSA	Description
IN PROCESS ANCHOR SPACE REPOSITIONINGS

1	Bakersfield Plaza	Bakersfield, CA	Remerchandise former CVS with a 29K SF Ross Dress for Less
2	California Oaks Center	Riverside-San Bernardino-Ontario, CA	Remerchandise former Ralphs with a 19K SF Barons Market
3	Rose Pavilion	San Francisco-Oakland-Hayward, CA	Reconfigure former TGI Friday's outparcel with a 14K SF CVS with drive thru
4	Stratford Square	Bridgeport-Stamford-Norwalk, CT	Reconfigure former movie theatre with a 49K SF LA Fitness
5	Marketplace at Wycliffe	Miami-Fort Lauderdale-West Palm Beach, FL	Remerchandise former Winn-Dixie with a 45K SF Walmart Neighborhood Market
6	Park Shore Shopping Center	Naples-Immokalee-Marco Island, FL	Remerchandise former Kmart with a 60K SF Burlington Coat Factory, an additional 35K SF junior anchor and a 5K SF small shop space
7	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Addition of a 7K SF Blue Martini Lounge, a 6K SF RA Sushi and a 3K SF Minus 5 Ice Bar
8	Panama City Square	Panama City, FL	Remerchandise former Michaels with a 28K SF Harbor Freight Tools
9	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Remerchandise former OfficeMax with a 24K SF REI
10	The Village at Mableton	Atlanta-Sandy Springs-Roswell, GA	Remerchandise former Shoppes at Mableton with a 30K SF Ollie's Bargain Outlet
11	Westview Center	Chicago-Naperville-Elgin, IL-IN-WI	Relocation and expansion of existing Dollar Tree to 17K SF and rightsizing of Premiere Furniture to 12K SF to accommodate a 22K SF Sears Home Outlet
12	Karam Shopping Center	Lafayette, LA	Remerchandise former Conn's with a 21K SF dd's Discount (Ross Dress for Less)
13	Ellisville Square	St. Louis, MO-IL	Remerchandise former Kmart with a 40K SF Sports Authority, a 19K SF Michaels, a 16K SF Party City and a 4K SF outparcel
14	Hamilton Plaza-Kmart Plaza	Trenton, NJ	Reconfigure former Acme with a 19K SF Planet Fitness and a 13K SF Hibachi Grill
15	Kmart Plaza	Syracuse, NY	Remerchandise former Kmart with a 50K SF Dick's Sporting Goods, an additional 34K SF junior anchor, a 7K SF small shop space and a 6K SF outparcel
16	McMullen Creek Market	Charlotte-Concord-Gastonia, NC-SC	Reconfigure 25K SF Staples and adjacent vacant junior anchor with a 45K SF Walmart Neighborhood Market and relocate existing 6K SF Lebo's Footwear to enable rightsizing of Staples to 13K SF
17	Harpers Station	Cincinnati, OH-KY-IN	Remerchandise former Bova furniture with a 29K SF Fresh Thyme Farmers Market (Meijer) and combination of adjacent small shop vacancies for an 8K SF Pet Supplies Plus
18	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reconfigure former Acme with a 42K SF LA Fitness and an additional 5K SF of retail space
19	Boyertown Shopping Center	Reading, PA	Addition of a 20K SF Tractor Supply Co. in remainder of former Ames space
20	Kingston Overlook	Knoxville, TN	Remerchandise former American Signature Home with a 53K SF Sears Home Outlet
21	Watson Glen Shopping Center	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former Kmart with an 86K SF At Home (Garden Ridge)
22	Williamson Square	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former grocer with a 29K SF SkyZone and a 17K SF Planet Fitness
23	Bardin Place Center	Dallas-Fort Worth-Arlington, TX	Reconfigure former Sports Authority and adjacent small shop space with an 86K SF WinCo Foods
24	Ridgeview Centre	—	Remerchandise former Kmart with a 29K SF Ollie's Bargain Outlet
25	Mequon Pavilions	Milwaukee-Waukesha-West Allis, WI	Combination of four adjacent small shop spaces for a 25K SF Marshalls and relocation of existing 5K SF Men's Wearhouse and 3K SF Fitness Together

COMPLETED ANCHOR SPACE REPOSITIONINGS - NINE MONTHS ENDED 9/30/14

1	San Dimas Plaza	Los Angeles-Long Beach-Anaheim, CA	Addition of a 46K SF Smart & Final Extra! in former Ralphs (Kroger)
2	Westminster City Center	Denver-Aurora-Lakewood, CO	Reconfigure former Circuit City with a 26K SF Ross Dress for Less and a 23K SF Jo-Ann Fabrics and remerchandise vacant junior anchor with an 11K SF Ulta
3	The Manchester Collection	Hartford-West Hartford-East Hartford, CT	Remerchandise former Sports Authority with a 42K SF Hobby Lobby and reconfigure former Petco and adjacent vacancy with a 25K SF Ashley Furniture
4	Colonial Marketplace	Orlando-Kissimmee-Sanford, FL	Reconfigure former AC Moore and OfficeMax with a 60K SF Burlington Coat Factory
5	County Line Plaza	Jackson, MS	Remerchandise former Haverty's Furniture with a 43K SF Conn's
6	University Commons	Greenville, NC	Remerchandise a 29K SF former Circuit City with a 14K SF Petco, a 9K SF Kirkland's and a 6K SF Sleepy's
7	Midway Market Square	Cleveland-Elyria, OH	Remerchandise former furniture store with a 26K SF Jo-Ann Fabric & Craft Store
8	South Towne Centre	Dayton, OH	Combination of five adjacent small shop spaces for a 14K SF OfficeMax
9	County Line Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD
Rightsize existing 67K SF VF Outlet to 35K SF and demise remaining space for a 21K SF Bottom Dollar (Delhaize) and an additional retailer; remerchandise former Payless ShoeSource with a 4K SF Sherwin Williams and an existing outparcel with a 3K SF TD Bank

10	Pilgrim Gardens	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Loehmann's with a 22K SF Ross Dress for Less
11	Dillsburg Shopping Center	York-Hanover, PA	Reconfigure former Giant Food (Ahold) to accommodate a 38K SF Tractor Supply and a 7K SF freestanding Advanced Auto Parts
12	Five Points	Corpus Christi, TX	Remerchandise shopping center with the addition of a 23K SF Burke's Outlet, a 16K SF Party City, a 13K SF PETCO, a 26K SF Ross Dress for Less and the expansion of Beall's to a 35K SF prototype
13	Hunting Hills	Roanoke, VA	Reconfigure former Walmart with a 101K SF Kohl’s and a 17K SF PetSmart and remerchandise small shop space with a 10K SF Dollar Tree and a 7K SF Rack Room Shoes

2014 Anchor Space Repositionings:
Number of Projects	Expected Total Project Costs	NOI Yield
In Process	25	$87,708	12.4%
Completed	13	49,870	13.8%
TOTAL	38	$137,579	12.9%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 29

LEASE EXPIRATION SCHEDULE

	TOTAL PORTFOLIO					SPACES > 10,000 SF					SPACES < 10,000 SF
	Number of		Percent of		Percent	Number of		Percent of		Percent	Number of		Percent of		Percent
	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR	Leases	Leased GLA	Leased GLA	ABR / SF	of ABR
ASSUMES NO EXERCISE OF RENEWAL OPTIONS AND NO BASE RENT ESCALATIONS OVER LEASE TERM
Month to Month	337	850,042	1.1%	$13.41	1.3%	9	134,331	0.2%	$6.36	0.2%	328	715,711	3.3%	$14.73	2.7%
2014	397	1,359,112	1.7%	13.52	2.0%	16	364,379	0.6%	7.96	0.6%	381	994,733	4.6%	15.55	3.9%
2015	1,510	9,741,456	12.1%	10.77	11.5%	222	6,566,752	11.2%	7.80	10.0%	1,288	3,174,704	14.7%	16.90	13.5%
2016	1,589	11,694,215	14.5%	11.32	14.5%	242	8,051,286	13.7%	8.36	13.1%	1,347	3,642,929	16.9%	17.87	16.4%
2017	1,558	10,542,532	13.1%	12.03	13.9%	229	7,096,511	12.1%	8.69	12.0%	1,329	3,446,021	16.0%	18.90	16.4%
2018	1,284	9,607,466	11.9%	12.06	12.7%	204	6,562,809	11.1%	8.83	11.3%	1,080	3,044,657	14.1%	19.02	14.6%
2019	1,139	9,791,672	12.2%	11.18	12.0%	214	7,187,596	12.2%	8.41	11.8%	925	2,604,076	12.1%	18.83	12.3%
2020	400	5,624,240	7.0%	10.67	6.6%	129	4,692,825	8.0%	8.83	8.1%	271	931,415	4.3%	19.95	4.7%
2021	253	3,390,724	4.2%	11.13	4.1%	89	2,787,693	4.7%	9.45	5.1%	164	603,031	2.8%	18.86	2.9%
2022	231	3,501,271	4.4%	10.69	4.1%	81	2,916,284	5.0%	8.56	4.9%	150	584,987	2.7%	21.27	3.1%
2023+	801	14,303,213	17.8%	10.94	17.2%	337	12,510,189	21.3%	9.44	23.0%	464	1,793,024	8.3%	21.37	9.6%

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS AND ANY BASE RENT ESCALATIONS OVER LEASE TERM (1)
Month to Month	337	850,042	1.1%	$13.92	1.0%	9	134,331	0.2%	$6.91	0.1%	328	715,711	3.3%	$15.23	2.5%
2014	305	955,089	1.2%	13.07	1.1%	10	254,225	0.4%	6.44	0.2%	295	700,864	3.3%	15.48	2.4%
2015	1,024	3,645,043	4.5%	13.12	4.0%	70	1,449,412	2.5%	7.68	1.5%	954	2,195,631	10.2%	16.71	8.3%
2016	957	3,610,551	4.5%	13.80	4.2%	65	1,502,258	2.6%	7.75	1.6%	892	2,108,293	9.8%	18.11	8.6%
2017	971	3,426,594	4.3%	14.65	4.2%	54	1,265,725	2.2%	8.25	1.4%	917	2,160,869	10.0%	18.40	9.0%
2018	701	2,417,505	3.0%	16.49	3.4%	45	872,939	1.5%	11.73	1.4%	656	1,544,566	7.2%	19.17	6.7%
2019	676	2,924,546	3.6%	14.18	3.5%	54	1,350,391	2.3%	9.46	1.7%	622	1,574,155	7.3%	18.23	6.5%
2020	418	2,550,463	3.2%	13.09	2.8%	56	1,548,907	2.6%	9.03	1.9%	362	1,001,556	4.7%	19.36	4.4%
2021	379	1,870,993	2.3%	15.52	2.5%	37	856,346	1.5%	10.06	1.2%	342	1,014,647	4.7%	20.14	4.6%
2022	388	1,853,887	2.3%	16.25	2.5%	42	827,137	1.4%	9.88	1.1%	346	1,026,750	4.8%	21.38	4.9%
2023+	3,343	56,301,230	70.0%	14.84	70.7%	1,330	48,808,984	82.9%	13.28	87.9%	2,013	7,492,246	34.8%	25.01	42.2%

(1) ABR for leases whose future option rent is based on fair market value or CPI is reported as the ABR for the last year of the current lease term.
ABR/SF includes ground leases.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 30

REDEVELOPMENT SUMMARY
Dollars in thousands

					Construction		Expected
				Percent	Stabilization	Percent	Total	NOI
	Property Name	MSA	Project Description	Leased	Quarter	Complete	Project Cost	Yield

IN PROCESS REDEVELOPMENTS

1	Century Plaza Shopping Center (1)	Miami-Fort Lauderdale-West Palm Beach, FL	Construction of a new 13K SF CVS drive-thru pharmacy outparcel	79.6%	Dec-16	7%	$3,831	11.8%
2	The Commons at Wolfcreek	Memphis, TN-MS-AR	Rightsizing of existing 50K SF Value City Furniture to 38K SF and remerchandise excess space and adjacent retail space with a 74K SF Academy Sports in a newly constructed building	93.9%	Dec-14	92%	7,862	10.8%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						11,693	11.1%

COMPLETED REDEVELOPMENTS - NINE MONTHS ENDED 9/30/14

1	Florence Plaza - Florence Square	Cincinnati, OH-KY-IN	Redevelopment of former theatre and adjacent small shop space to accommodate a 124K SF Kroger Marketplace	97.0%	Jun-14	100%	6,604	10.0%
2	Valley Crossing	Hickory-Lenoir-Morganton, NC	Redevelopment of north end of shopping center with a 71K SF Academy Sports, a 16K SF Harbor Freight Tools and one new junior anchor, as well as facade improvements	100.0%	Jun-14	100%	8,130	12.2%
	TOTAL COMPLETED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						14,734	11.2%

	TOTAL REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$26,427	11.2%

(1) Project started October 2014.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 31

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2012 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	30	3,642,868	93.6%	91.8%	$59,741	$18.25	5.7%	4.2%	6.6%
2	Los Angeles-Long Beach-Anaheim, CA	9	1,684,935	98.5%	97.6%	28,050	17.28	1.7%	1.9%	3.1%
3	Chicago-Naperville-Elgin, IL-IN-WI	16	3,955,369	92.1%	90.0%	43,345	12.43	3.1%	4.6%	4.8%
4	Dallas-Fort Worth-Arlington, TX	16	2,977,209	93.3%	91.4%	39,795	14.59	3.1%	3.4%	4.4%
5	Houston-The Woodlands-Sugar Land, TX	38	4,655,502	95.4%	94.8%	47,615	11.05	7.3%	5.4%	5.2%
6	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	27	4,204,335	94.7%	91.7%	53,368	15.08	5.2%	4.8%	5.9%
7	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	97.3%	97.3%	4,653	10.59	0.6%	0.5%	0.5%
8	Miami-Fort Lauderdale-West Palm Beach, FL	10	1,729,743	87.6%	80.4%	19,517	13.42	1.9%	2.0%	2.1%
9	Atlanta-Sandy Springs-Roswell, GA	24	3,587,684	91.5%	90.2%	33,633	10.35	4.6%	4.1%	3.7%
10	Boston-Cambridge-Newton, MA-NH	5	536,315	91.5%	90.0%	6,152	12.54	1.0%	0.6%	0.7%
	Top 10 Largest US MSAs by Population	178	27,425,220	93.5%	91.5%	335,869	13.66	34.1%	31.6%	36.9%

11	San Francisco-Oakland-Hayward, CA	2	469,869	93.8%	93.5%	8,435	24.45	0.4%	0.5%	0.9%
12	Riverside-San Bernardino-Ontario, CA	4	537,795	94.5%	92.8%	6,368	12.63	0.8%	0.6%	0.7%
13	Phoenix-Mesa-Scottsdale, AZ	1	119,525	78.5%	78.5%	590	6.28	0.2%	0.1%	0.1%
14	Detroit-Warren-Dearborn, MI	9	1,633,818	90.6%	89.7%	15,623	11.37	1.7%	1.9%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,191,459	90.0%	89.0%	12,559	12.48	1.5%	1.4%	1.4%
17	San Diego-Carlsbad, CA	2	505,814	98.1%	97.7%	8,977	18.73	0.4%	0.6%	1.0%
18	Tampa-St. Petersburg-Clearwater, FL	15	2,389,002	93.6%	92.1%	25,913	12.22	2.9%	2.8%	2.8%
19	St. Louis, MO-IL	4	670,045	90.3%	90.3%	4,905	8.68	0.8%	0.8%	0.5%
20	Baltimore-Columbia-Towson, MD	1	219,862	99.5%	99.5%	2,673	12.21	0.2%	0.3%	0.3%
	Top 20 Largest US MSAs by Population	224	35,162,409	93.3%	91.5%	421,911	13.48	42.9%	40.5%	46.3%

21	Denver-Aurora-Lakewood, CO	5	1,199,699	96.2%	94.7%	13,998	12.19	1.0%	1.4%	1.5%
22	Pittsburgh, PA	1	218,714	95.7%	95.7%	1,613	8.50	0.2%	0.3%	0.2%
23	Charlotte-Concord-Gastonia, NC-SC	7	1,834,156	86.0%	83.6%	14,003	9.72	1.3%	2.1%	1.5%
24	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
25	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
26	Orlando-Kissimmee-Sanford, FL	7	996,317	92.3%	84.2%	14,888	16.55	1.3%	1.1%	1.6%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	100.0%	95.2%	1,961	18.91	0.2%	0.1%	0.2%
28	Cincinnati, OH-KY-IN	7	1,869,486	97.1%	93.7%	19,323	12.34	1.3%	2.2%	2.1%
29	Cleveland-Elyria, OH	7	1,450,837	91.7%	91.6%	14,387	10.81	1.3%	1.7%	1.6%
30	Kansas City, MO-KS	4	611,786	89.2%	88.1%	4,255	7.94	0.8%	0.7%	0.5%
31	Las Vegas-Henderson-Paradise, NV	3	609,661	92.5%	90.4%	7,893	14.00	0.6%	0.7%	0.9%
32	Columbus, OH	4	447,511	89.3%	84.4%	3,906	10.28	0.8%	0.5%	0.4%
33	Indianapolis-Carmel-Anderson, IN	4	883,549	85.1%	84.3%	5,995	8.66	0.8%	1.0%	0.7%
34	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
35	Austin-Round Rock, TX	1	168,112	96.4%	96.4%	1,272	7.85	0.2%	0.2%	0.1%
36	Nashville-Davidson--Murfreesboro--Franklin, TN	7	1,277,886	93.2%	88.8%	11,926	10.11	1.3%	1.5%	1.3%
37	Virginia Beach-Norfolk-Newport News, VA-NC	2	205,245	100.0%	100.0%	3,365	16.52	0.4%	0.2%	0.4%
38	Providence-Warwick, RI-MA	1	148,126	99.1%	96.4%	1,470	10.02	0.2%	0.2%	0.2%
39	Milwaukee-Waukesha-West Allis, WI	4	715,954	92.9%	87.4%	6,649	9.99	0.8%	0.8%	0.7%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2012 Population	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
40	Jacksonville, FL	5	827,528	84.8%	81.3%	8,491	12.20	1.0%	1.0%	0.9%
41	Memphis, TN-MS-AR	1	658,121	93.9%	82.7%	7,486	12.33	0.2%	0.8%	0.8%
42	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
43	Louisville/Jefferson County, KY-IN	4	684,607	90.6%	90.6%	6,187	10.28	0.8%	0.8%	0.7%
44	Richmond, VA	2	215,897	94.4%	92.1%	2,591	12.72	0.4%	0.2%	0.3%
45	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
46	Hartford-West Hartford-East Hartford, CT	4	896,415	93.6%	93.6%	11,144	15.88	0.8%	1.0%	1.2%
47	Raleigh, NC	2	291,027	96.8%	96.8%	3,581	15.41	0.4%	0.3%	0.4%
48	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
49	Buffalo-Cheektowaga-Niagara Falls, NY	1	93,144	97.9%	97.9%	1,257	13.80	0.2%	0.1%	0.1%
50	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	308	51,569,882	92.9%	90.7%	589,553	12.92	59.0%	59.4%	64.7%

	MSAs Ranked 51 - 100 by Population	68	11,824,410	90.8%	89.4%	112,358	11.37	13.0%	13.6%	12.3%

	Other MSAs	146	23,374,887	93.2%	91.7%	208,938	10.57	28.0%	26.9%	22.9%

TOTAL		522	86,769,179	92.7%	90.8%	$910,849	$12.10	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 33

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	30	3,642,868	93.6%	91.8%	$59,741	$18.25	5.7%	4.2%	6.6%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6	27	4,204,335	94.7%	91.7%	53,368	15.08	5.2%	4.8%	5.9%
3	Houston-The Woodlands-Sugar Land, TX	5	38	4,655,502	95.4%	94.8%	47,615	11.05	7.3%	5.4%	5.2%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	3,955,369	92.1%	90.0%	43,345	12.43	3.1%	4.6%	4.8%
5	Dallas-Fort Worth-Arlington, TX	4	16	2,977,209	93.3%	91.4%	39,795	14.59	3.1%	3.4%	4.4%
6	Atlanta-Sandy Springs-Roswell, GA	9	24	3,587,684	91.5%	90.2%	33,633	10.35	4.6%	4.1%	3.7%
7	Los Angeles-Long Beach-Anaheim, CA	2	9	1,684,935	98.5%	97.6%	28,050	17.28	1.7%	1.9%	3.1%
8	Tampa-St. Petersburg-Clearwater, FL	18	15	2,389,002	93.6%	92.1%	25,913	12.22	2.9%	2.8%	2.8%
9	Miami-Fort Lauderdale-West Palm Beach, FL	8	10	1,729,743	87.6%	80.4%	19,517	13.42	1.9%	2.0%	2.1%
10	Cincinnati, OH-KY-IN	28	7	1,869,486	97.1%	93.7%	19,323	12.34	1.3%	2.2%	2.1%

	10 Largest MSAs by ABR	—	192	30,696,133	93.7%	91.6%	370,299	13.54	36.8%	35.4%	40.7%

11	Detroit-Warren-Dearborn, MI	14	9	1,633,818	90.6%	89.7%	15,623	11.37	1.7%	1.9%	1.7%
12	Orlando-Kissimmee-Sanford, FL	26	7	996,317	92.3%	84.2%	14,888	16.55	1.3%	1.1%	1.6%
13	Cleveland-Elyria, OH	29	7	1,450,837	91.7%	91.6%	14,387	10.81	1.3%	1.7%	1.6%
14	Charlotte-Concord-Gastonia, NC-SC	23	7	1,834,156	86.0%	83.6%	14,003	9.72	1.3%	2.1%	1.5%
15	Denver-Aurora-Lakewood, CO	21	5	1,199,699	96.2%	94.7%	13,998	12.19	1.0%	1.4%	1.5%
16	Allentown-Bethlehem-Easton, PA-NJ	68	5	1,298,479	97.9%	96.4%	13,308	11.12	1.0%	1.5%	1.5%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,191,459	90.0%	89.0%	12,559	12.48	1.5%	1.4%	1.4%
18	Nashville-Davidson--Murfreesboro--Franklin, TN	36	7	1,277,886	93.2%	88.8%	11,926	10.11	1.3%	1.5%	1.3%
19	Hartford-West Hartford-East Hartford, CT	46	4	896,415	93.6%	93.6%	11,144	15.88	0.8%	1.0%	1.2%
20	Oxnard-Thousand Oaks-Ventura, CA	66	3	677,512	97.4%	97.0%	10,316	15.87	0.6%	0.8%	1.1%

	20 Largest MSAs by ABR	—	254	43,152,711	93.3%	91.2%	502,451	13.13	48.7%	49.7%	55.2%

21	Binghamton, NY	185	4	751,207	98.9%	97.6%	9,666	13.02	0.8%	0.9%	1.1%
22	Naples-Immokalee-Marco Island, FL	150	4	755,309	97.9%	97.0%	9,255	12.58	0.8%	0.9%	1.0%
23	San Diego-Carlsbad, CA	17	2	505,814	98.1%	97.7%	8,977	18.73	0.4%	0.6%	1.0%
24	Jacksonville, FL	40	5	827,528	84.8%	81.3%	8,491	12.20	1.0%	1.0%	0.9%
25	San Francisco-Oakland-Hayward, CA	11	2	469,869	93.8%	93.5%	8,435	24.45	0.4%	0.5%	0.9%
26	Las Vegas-Henderson-Paradise, NV	31	3	609,661	92.5%	90.4%	7,893	14.00	0.6%	0.7%	0.9%
27	Vallejo-Fairfield, CA	123	1	490,407	97.9%	97.5%	7,650	16.01	0.2%	0.6%	0.8%
28	Memphis, TN-MS-AR	41	1	658,121	93.9%	82.7%	7,486	12.33	0.2%	0.8%	0.8%
29	Fresno, CA	56	2	436,334	97.8%	93.3%	7,268	17.04	0.4%	0.5%	0.8%
30	New Haven-Milford, CT	62	6	572,225	89.3%	88.3%	7,124	13.94	1.1%	0.7%	0.8%
31	Port St. Lucie, FL	117	5	637,470	81.4%	81.0%	6,961	13.41	1.0%	0.7%	0.8%
32	Norwich-New London, CT	170	2	433,602	98.3%	96.3%	6,923	16.25	0.4%	0.5%	0.8%
33	Milwaukee-Waukesha-West Allis, WI	39	4	715,954	92.9%	87.4%	6,649	9.99	0.8%	0.8%	0.7%
34	Riverside-San Bernardino-Ontario, CA	12	4	537,795	94.5%	92.8%	6,368	12.63	0.8%	0.6%	0.7%
35	Worcester, MA-CT	58	4	589,104	84.9%	84.2%	6,250	12.50	0.8%	0.7%	0.7%
36	Louisville/Jefferson County, KY-IN	43	4	684,607	90.6%	90.6%	6,187	10.28	0.8%	0.8%	0.7%
37	Boston-Cambridge-Newton, MA-NH	10	5	536,315	91.5%	90.0%	6,152	12.54	1.0%	0.6%	0.7%
38	Indianapolis-Carmel-Anderson, IN	33	4	883,549	85.1%	84.3%	5,995	8.66	0.8%	1.0%	0.7%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 34

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
39	Scranton--Wilkes-Barre--Hazleton, PA	94	2	610,539	98.9%	98.1%	5,265	19.53	0.4%	0.7%	0.6%
40	Wilmington, NC	175	2	379,107	97.7%	96.3%	5,009	13.67	0.4%	0.4%	0.5%
41	Springfield, MA	85	3	456,737	95.7%	95.7%	4,989	13.47	0.6%	0.5%	0.5%
42	Ann Arbor, MI	147	3	663,535	96.3%	90.2%	4,932	7.72	0.6%	0.8%	0.5%
43	St. Louis, MO-IL	19	4	670,045	90.3%	90.3%	4,905	8.68	0.8%	0.8%	0.5%
44	College Station-Bryan, TX	190	4	491,763	94.3%	94.3%	4,896	15.22	0.8%	0.6%	0.5%
45	Dayton, OH	71	3	532,521	94.1%	94.1%	4,812	11.88	0.6%	0.6%	0.5%
46	Winston-Salem, NC	81	3	438,898	93.3%	93.3%	4,779	12.05	0.6%	0.5%	0.5%
47	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	3	451,260	97.3%	97.3%	4,653	10.59	0.6%	0.5%	0.5%
48	North Port-Sarasota-Bradenton, FL	74	4	556,862	90.7%	90.4%	4,629	9.25	0.8%	0.6%	0.5%
49	Greensboro-High Point, NC	73	1	406,768	97.5%	97.5%	4,547	11.47	0.2%	0.5%	0.5%
50	Corpus Christi, TX	115	4	565,070	84.1%	83.2%	4,434	11.39	0.8%	0.7%	0.5%

	50 Largest MSAs by ABR	—	352	60,470,687	93.1%	91.1%	694,032	13.02	67.4%	69.7%	76.2%

51	Kansas City, MO-KS	30	4	611,786	89.2%	88.1%	4,255	7.94	0.8%	0.7%	0.5%
52	Mobile, AL	127	1	611,972	90.4%	90.2%	4,025	7.38	0.2%	0.7%	0.4%
53	Manchester-Nashua, NH	131	2	348,189	97.3%	97.3%	3,987	19.09	0.4%	0.4%	0.4%
54	Columbus, OH	32	4	447,511	89.3%	84.4%	3,906	10.28	0.8%	0.5%	0.4%
55	Pittsfield, MA	312	1	442,578	99.9%	99.9%	3,795	19.50	0.2%	0.5%	0.4%
56	Boulder, CO	161	1	278,790	85.3%	82.8%	3,738	15.72	0.2%	0.3%	0.4%
57	Roanoke, VA	159	4	521,802	95.6%	95.6%	3,728	8.47	0.8%	0.6%	0.4%
58	Raleigh, NC	47	2	291,027	96.8%	96.8%	3,581	15.41	0.4%	0.3%	0.4%
59	Panama City, FL	225	2	397,512	97.8%	97.8%	3,419	8.79	0.4%	0.5%	0.4%
60	Charleston-North Charleston, SC	78	3	556,809	80.2%	75.0%	3,419	7.71	0.6%	0.6%	0.4%
61	Virginia Beach-Norfolk-Newport News, VA-NC	37	2	205,245	100.0%	100.0%	3,365	16.52	0.4%	0.2%	0.4%
62	Spartanburg, SC	153	1	385,609	79.9%	79.9%	3,226	11.14	0.2%	0.4%	0.4%
63	Atlantic City-Hammonton, NJ	167	1	179,199	99.1%	94.5%	3,155	17.77	0.2%	0.2%	0.3%
64	Jackson, MS	92	3	406,316	78.5%	78.5%	3,154	10.04	0.6%	0.5%	0.3%
65	Bakersfield, CA	63	1	240,328	97.4%	97.4%	3,152	13.71	0.2%	0.3%	0.3%
66	Saginaw, MI	217	2	469,478	79.5%	79.5%	3,086	10.76	0.4%	0.5%	0.3%
67	Greenville, NC	236	1	233,153	100.0%	98.7%	3,024	12.97	0.2%	0.3%	0.3%
68	Greenville-Anderson-Mauldin, SC	65	2	220,723	95.3%	95.3%	3,022	14.37	0.4%	0.3%	0.3%
69	Lexington-Fayette, KY	106	2	414,960	97.7%	95.1%	2,963	7.31	0.4%	0.5%	0.3%
70	Elkhart-Goshen, IN	216	2	445,534	98.8%	95.9%	2,909	6.61	0.4%	0.5%	0.3%
71	Toledo, OH	89	2	609,066	76.3%	74.4%	2,853	6.14	0.4%	0.7%	0.3%
72	Hilton Head Island-Bluffton-Beaufort, SC	220	2	231,852	91.7%	91.7%	2,798	13.16	0.4%	0.3%	0.3%
73	Tullahoma-Manchester, TN	377	3	433,744	95.8%	95.8%	2,765	6.66	0.6%	0.5%	0.3%
74	Odessa, TX	288	1	365,559	100.0%	100.0%	2,730	11.95	0.2%	0.4%	0.3%
75	Baltimore-Columbia-Towson, MD	20	1	219,862	99.5%	99.5%	2,673	12.21	0.2%	0.3%	0.3%
76	Traverse City, MI	285	1	412,755	96.9%	96.9%	2,646	27.57	0.2%	0.5%	0.3%
77	Portland-South Portland, ME	104	2	391,746	92.7%	92.7%	2,598	13.34	0.4%	0.5%	0.3%
78	Richmond, VA	44	2	215,897	94.4%	92.1%	2,591	12.72	0.4%	0.2%	0.3%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 35

LARGEST MSAs BY ABR
Dollars in thousands except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
79	Lafayette, LA	108	3	433,329	94.0%	89.2%	2,507	6.15	0.6%	0.5%	0.3%
80	Savannah, GA	145	2	210,557	87.0%	86.5%	2,502	13.86	0.4%	0.2%	0.3%
81	Des Moines-West Des Moines, IA	91	2	511,277	83.9%	83.9%	2,467	6.96	0.4%	0.6%	0.3%
82	Blacksburg-Christiansburg-Radford, VA	231	1	180,220	98.9%	98.3%	2,454	14.00	0.2%	0.2%	0.3%
83	Chattanooga, TN-GA	99	2	339,426	96.2%	95.7%	2,404	7.99	0.4%	0.4%	0.3%
84	Fort Wayne, IN	122	2	254,101	80.5%	80.5%	2,377	13.59	0.4%	0.3%	0.3%
85	Lancaster, PA	101	3	236,006	94.3%	94.3%	2,340	10.51	0.6%	0.3%	0.3%
86	Dover, DE	245	1	191,974	100.0%	98.3%	2,252	11.73	0.2%	0.2%	0.2%
87	Merced, CA	176	1	144,444	94.1%	86.4%	2,128	15.66	0.2%	0.2%	0.2%
88	Altoona, PA	319	1	279,746	93.9%	89.6%	2,037	7.75	0.2%	0.3%	0.2%
89	Durham-Chapel Hill, NC	102	2	182,828	96.1%	95.7%	2,034	11.99	0.4%	0.2%	0.2%
90	Corning, NY	379	1	253,335	100.0%	100.0%	2,025	7.99	0.2%	0.3%	0.2%
91	Davenport-Moline-Rock Island, IA-IL	135	3	290,643	93.7%	92.8%	2,021	7.42	0.6%	0.3%	0.2%
92	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	100.0%	95.2%	1,961	18.91	0.2%	0.1%	0.2%
93	Hickory-Lenoir-Morganton, NC	144	2	295,970	78.6%	68.8%	1,932	8.31	0.4%	0.3%	0.2%
94	York-Hanover, PA	114	1	153,088	100.0%	95.5%	1,913	12.73	0.2%	0.2%	0.2%
95	Santa Maria-Santa Barbara, CA	119	1	179,495	96.4%	96.4%	1,903	11.89	0.2%	0.2%	0.2%
96	Concord, NH	282	1	182,887	100.0%	100.0%	1,898	10.62	0.2%	0.2%	0.2%
97	Duluth, MN-WI	166	1	182,969	99.3%	98.6%	1,895	10.43	0.2%	0.2%	0.2%
98	Rutland, VT	519	1	224,514	97.7%	97.7%	1,879	8.57	0.2%	0.3%	0.2%
99	Springfield, IL	206	2	178,644	93.0%	93.0%	1,817	10.94	0.4%	0.2%	0.2%
100	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,760	9.42	0.2%	0.2%	0.2%

	100 Largest MSAs by ABR	—	442	76,255,688	92.9%	91.0%	831,104	12.51	84.7%	87.9%	91.2%

	Other MSAs	—	80	10,513,491	91.1%	89.1%	79,745	9.01	15.3%	12.1%	8.8%

TOTAL		—	522	86,769,179	92.7%	90.8%	$910,849	$12.10	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 36

PROPERTIES BY STATE
Dollars in thousands except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Leased	Billed	ABR	ABR / SF	Properties	of GLA	of ABR
1	Alabama	4	989,814	93.0%	92.9%	$7,274	$7.97	0.8%	1.1%	0.8%
2	Arizona	2	288,110	85.7%	82.9%	2,047	8.29	0.4%	0.3%	0.2%
3	California	29	5,768,266	97.2%	96.0%	88,169	16.38	5.6%	6.6%	9.7%
4	Colorado	6	1,478,489	94.1%	92.5%	17,736	12.80	1.1%	1.7%	1.9%
5	Connecticut	15	2,266,237	93.1%	92.3%	28,633	14.58	2.9%	2.6%	3.1%
6	Delaware	1	191,974	100.0%	98.3%	2,252	11.73	0.2%	0.2%	0.2%
7	Florida	58	9,035,741	90.8%	87.6%	100,009	12.60	11.1%	10.4%	11.0%
8	Georgia	37	5,264,025	89.3%	88.4%	44,601	9.57	7.1%	6.1%	4.9%
9	Illinois	24	4,791,232	92.1%	90.2%	49,786	11.84	4.6%	5.5%	5.5%
10	Indiana	12	1,966,959	88.7%	87.6%	14,746	8.90	2.3%	2.3%	1.6%
11	Iowa	5	783,917	87.3%	86.9%	4,529	7.43	1.0%	0.9%	0.5%
12	Kansas	2	376,292	86.8%	86.5%	2,827	11.32	0.4%	0.4%	0.3%
13	Kentucky	12	2,520,021	96.2%	95.6%	20,236	8.95	2.3%	2.9%	2.2%
14	Louisiana	4	612,368	95.1%	91.7%	3,584	6.15	0.8%	0.7%	0.4%
15	Maine	2	391,746	92.7%	92.7%	2,598	13.34	0.4%	0.5%	0.3%
16	Maryland	5	777,424	97.4%	96.7%	9,560	12.68	1.0%	0.9%	1.0%
17	Massachusetts	10	1,709,273	92.8%	92.7%	18,623	14.64	1.9%	2.0%	2.0%
18	Michigan	19	3,743,903	89.9%	88.1%	31,014	10.89	3.6%	4.3%	3.4%
19	Minnesota	10	1,485,108	89.9%	89.0%	15,005	11.82	1.9%	1.7%	1.6%
20	Mississippi	3	406,316	78.5%	78.5%	3,154	10.04	0.6%	0.5%	0.3%
21	Missouri	6	874,795	93.1%	92.4%	6,118	7.63	1.1%	1.0%	0.7%
22	Nevada	3	609,661	92.5%	90.4%	7,893	14.00	0.6%	0.7%	0.9%
23	New Hampshire	5	769,577	95.2%	94.1%	7,940	13.27	1.0%	0.9%	0.9%
24	New Jersey	17	2,982,933	93.8%	88.9%	39,489	15.17	3.3%	3.4%	4.3%
25	New Mexico	2	83,800	100.0%	100.0%	919	10.97	0.4%	0.1%	0.1%
26	New York	33	4,351,377	94.5%	93.4%	60,862	15.25	6.3%	5.0%	6.7%
27	North Carolina	22	4,405,274	90.9%	89.0%	40,174	11.13	4.2%	5.1%	4.4%
28	Ohio	24	4,531,822	91.2%	89.1%	41,516	10.61	4.6%	5.2%	4.6%
29	Oklahoma	1	186,851	100.0%	100.0%	1,760	9.42	0.2%	0.2%	0.2%
30	Pennsylvania	37	6,061,073	95.5%	93.4%	66,182	13.21	7.1%	7.0%	7.3%
31	Rhode Island	1	148,126	99.1%	96.4%	1,470	10.02	0.2%	0.2%	0.2%
32	South Carolina	8	1,394,993	84.4%	82.3%	12,465	10.79	1.5%	1.6%	1.4%
33	Tennessee	16	3,240,636	94.7%	89.0%	28,733	9.81	3.1%	3.7%	3.2%
34	Texas	68	9,592,235	94.1%	93.2%	103,878	12.42	13.0%	11.1%	11.4%
35	Vermont	1	224,514	97.7%	97.7%	1,879	8.57	0.2%	0.3%	0.2%
36	Virginia	11	1,446,288	91.6%	89.2%	14,065	11.15	2.1%	1.7%	1.5%
37	West Virginia	2	251,500	95.6%	95.6%	1,978	8.23	0.4%	0.3%	0.2%
38	Wisconsin	5	766,509	92.6%	87.4%	7,146	10.07	1.0%	0.9%	0.8%

TOTAL		522	86,769,179	92.7%	90.8%	$910,849	$12.10	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 37

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants

1	Winchester Plaza	Huntsville	AL	Huntsville, AL	2006	75,780	96.5%	$891	$12.19	Publix	—
2	Springdale	Mobile	AL	Mobile, AL	2004	611,972	90.4%	4,025	7.38	Sam's Club*	Belk, Best Buy, Big Lots, Burlington Coat Factory, Marshalls, Michaels, Staples
3	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	99.0%	1,528	6.66	Walmart Supercenter	Burke's Outlet
4	Shops of Tuscaloosa	Tuscaloosa	AL	Tuscaloosa, AL	2005	70,242	92.6%	830	12.76	Publix	—
5	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	78.5%	590	6.28	—	Sears Outlet
6	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	168,585	90.8%	1,457	9.52	Sam's Club*	CareMore, JC Penney Home Store, Stein Mart
7	Applegate Ranch Shopping Center	Atwater	CA	Merced, CA	2006	144,444	94.1%	2,128	15.66	SuperTarget*	Marshalls	Walmart
8	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	2014	240,328	97.4%	3,152	13.71	Lassens Natural Foods & Vitamins	Burlington Coat Factory, Ross Dress for Less
9	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	94.4%	1,906	16.52	Trader Joe's*	24 Hour Fitness, CVS, Michaels
10	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	67,622	90.0%	1,062	17.45	Stater Bros.	—
11	Clovis Commons	Clovis	CA	Fresno, CA	2004	174,990	98.7%	3,678	21.29	—	Best Buy, Office Depot, PetSmart, T.J.Maxx	Target
12	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	147,804	100.0%	1,349	9.13	—	Big Lots, Kmart
13	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	2011	103,695	100.0%	1,961	18.91	Trader Joe's	Forever 21, World Market
14	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,714	100.0%	1,381	13.99	Vons (Safeway)	Chuze Fitness
15	Arbor - Broadway Faire	Fresno	CA	Fresno, CA	1995	261,344	97.1%	3,590	14.14	Smart & Final	PetSmart, The Home Depot, United Artists Theatres
16	Lompoc Shopping Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	2012	179,495	96.4%	1,903	11.89	Vons (Safeway)	Marshalls, Michaels, Staples
17	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	99,315	100.0%	1,098	11.65	Grocery Outlet	Dunhill Furniture, Fallas Paradas, Sears Outlet
18	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	2012	283,631	96.8%	4,792	17.79	Albertsons	99¢ Only, Best Buy, CVS, Ross Dress for Less
19	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	125,187	90.5%	1,606	14.66	Barons Market	—
20	Esplanade Shopping Center	Oxnard	CA	Oxnard-Thousand Oaks-Ventura, CA	2012	356,864	97.1%	6,508	18.96	Walmart Neighborhood Market	Bed Bath & Beyond, Dick's Sporting Goods, LA Fitness, Nordstrom Rack, T.J.Maxx	The Home Depot
21	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,038	10.05	Food 4 Less	Ross Dress for Less, Target
22	Paradise Plaza	Paradise	CA	Chico, CA	1997	198,323	95.5%	863	5.65	Save Mart	Kmart
23	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2004	176,510	87.2%	2,071	35.41	—	Kohl's, Sport Chalet	Walmart
24	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2014	293,359	97.7%	6,364	22.21	99 Ranch Market	Golfsmith, Macy's Home Store
25	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	259,162	99.5%	5,022	19.47	—	Marshalls, Michaels
26	San Bernardino Center	San Bernardino	CA	Riverside-San Bernardino-Ontario, CA	2003	143,082	100.0%	1,041	7.27	—	Big Lots, Target
27	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1997	169,387	99.3%	4,442	26.42	Ralphs (Kroger), Trader Joe's	CVS, Fitness Elite for Women
28	Mira Mesa Mall	San Diego	CA	San Diego-Carlsbad, CA	2003	407,100	97.7%	7,596	19.96	Vons (Safeway)	Bed Bath & Beyond, Kohl's, Marshalls, Mira Mesa Lanes
29	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	2013	164,757	91.9%	3,248	21.45	Smart & Final Extra!	T.J.Maxx	Rite Aid
30	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	2,715	32.76	Trader Joe's	Big Lots, Petco, Rite Aid
31	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,450	11.93	El Super, Walmart Supercenter	LA Fitness, Marshalls	Target
32	Santa Paula Shopping Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	100.0%	1,902	9.94	Vons (Safeway)	Big Lots, Heritage Hardware
33	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,904	94.5%	2,659	13.93	Stater Bros.	Stein Mart
34	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	56,750	100.0%	992	18.64	Ralphs (Kroger)	—
35	Gateway Plaza - Vallejo	Vallejo	CA	Vallejo-Fairfield, CA	1991	490,407	97.9%	7,650	16.01	Costco*	Bed Bath & Beyond, Century Theatres, Marshalls, Ross Dress for Less, Toys"R"Us	Target
36	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	678	7.11	King Soopers (Kroger)	Arc
37	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	2003	466,363	96.3%	5,739	12.78	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Gordmans, Kohl's, Marshalls
38	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	97.3%	1,285	7.67	King Soopers (Kroger)	Cinema Latino, Gen-X
39	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	2013	122,139	88.5%	1,448	13.40	Walmart Neighborhood Market	—
40	Superior Marketplace	Superior	CO	Boulder, CO	2004	278,790	85.3%	3,738	15.72	Whole Foods Market, Costco*, SuperTarget*	Sports Authority, T.J.Maxx
41	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	2014	337,470	97.2%	4,849	14.78	—	Babies"R"Us, Barnes & Noble, Gordmans, Jo-Ann Fabric & Craft Stores, Ross Dress for Less, Tile Shop, Ulta
42	Freshwater - Stateline Plaza	Enfield	CT	Hartford-West Hartford-East Hartford, CT	2004	295,647	98.6%	2,508	16.20	Costco	Dick's Sporting Goods, P.C. Richard & Son	The Home Depot
43	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	2012	108,627	95.3%	2,417	23.35	Whole Foods Market	Petco
44	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	100.0%	2,660	13.51	Super Stop & Shop (Ahold)	Kohl's
45	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	89.8%	890	13.69	PriceRite (ShopRite)	—
46	Killingly Plaza	Killingly	CT	Worcester, MA-CT	1990	76,960	94.5%	509	7.00	—	Kohl's
47	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2014	342,247	85.8%	3,812	12.98	Sam's Club*, Walmart Supercenter*	Ashley Furniture, Babies"R"Us, Bed Bath & Beyond, Hobby Lobby, Savers	Walmart
48	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	90.8%	429	8.70	—	Dollar Tree, Savers
49	Milford Center	Milford	CT	New Haven-Milford, CT	1966	25,056	100.0%	341	13.60	Xpect Discounts	—

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 38

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
50	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,407	16.06	Price Chopper	Dick's Sporting Goods
51	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	104,017	88.4%	1,602	17.42	—	Barnes & Noble, Dollar Tree, DSW, PetSmart
52	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	82.6%	1,645	15.00	—	A.C. Moore, Christmas Tree Shops
53	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	2014	161,539	88.0%	1,713	12.05	—	Marshalls, Regal Cinemas
54	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	95.2%	1,219	11.14	—	Jo-Ann Fabric & Craft Stores, Staples, T.J.Maxx
55	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,706	92.6%	2,218	13.04	Super Stop & Shop (Ahold)	Pretty Woman	Target
56	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,800	96.8%	4,263	18.60	—	Babies"R"Us, Dick’s Sporting Goods	Best Buy
57	North Dover Shopping Center	Dover	DE	Dover, DE	2013	191,974	100.0%	2,252	11.73	Acme (Albertsons)	Party City, Staples, T.J.Maxx, Toys"R"Us
58	Apopka Commons	Apopka	FL	Orlando-Kissimmee-Sanford, FL	2010	42,507	100.0%	584	13.74	—	Staples	The Home Depot
59	Brooksville Square	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2013	156,361	93.9%	1,522	10.37	Publix	Sears Outlet
60	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	368,098	97.8%	3,233	12.03	—	Bed Bath & Beyond, Belk, hhgregg, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta
61	Midpoint Center	Cape Coral	FL	Cape Coral-Fort Myers, FL	2002	75,386	100.0%	995	13.20	Publix	—	Target
62	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	2012	300,929	97.9%	6,028	21.57	Costco*, SuperTarget*	hhgregg, Michaels, PetSmart, Ross Dress for Less	Lowe's
63	Coconut Creek	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	265,671	79.3%	2,643	12.54	Publix	Bealls Outlet, Big Lots, Off the Wall Trampoline, Planet Fitness
64	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,238	79.6%	1,408	19.59	—	Broward County Library
65	Northgate S.C.	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	186,396	98.7%	1,302	7.08	Publix	—
66	Eustis Village	Eustis	FL	Orlando-Kissimmee-Sanford, FL	2002	156,927	94.0%	1,641	11.13	Publix	Beall's
67	First Street Village	Fort Meyers	FL	Cape Coral-Fort Myers, FL	2006	54,926	91.2%	765	15.27	Publix	—
68	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	1,629	10.30	Publix	Beall's, Books-A-Million, Office Depot, T.J.Maxx
69	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	87,240	100.0%	736	8.44	Winn-Dixie (BI-LO)	CVS, Family Dollar
70	Regency Park	Jacksonville	FL	Jacksonville, FL	2006	334,065	78.6%	2,210	8.41	—	American Signature Furniture, Bealls Outlet, Books-A-Million, Hobby Lobby
71	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	109,113	100.0%	2,305	21.13	—	Best Buy, David's Bridal, Sports Authority
72	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2005	98,191	98.9%	1,228	12.64	Publix Sabor	—
73	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2014	133,520	92.6%	1,923	15.55	Walmart Neighborhood Market	Walgreens
74	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	180,853	96.0%	1,800	10.67	Publix	Petco, Staples, Tuesday Morning, T.J.Maxx
75	Marco Town Center	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2001	109,830	94.7%	2,043	19.63	Publix	—
76	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	370,132	76.5%	4,087	17.52	Walmart Supercenter*	Marshalls, Office Depot, Ross Dress for Less
77	Miami Gardens	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	244,719	100.0%	2,517	10.29	Winn-Dixie (BI-LO)	Ross Dress for Less
78	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	100.0%	1,908	9.01	Publix	—
79	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	200,820	100.0%	3,356	17.00	Publix	Marshalls, Office Depot, PGA TOUR Superstore
80	Park Shore Shopping Center	Naples	FL	Naples-Immokalee-Marco Island, FL	2014	232,820	95.5%	1,948	8.76	The Fresh Market	Big Lots, HomeGoods, Kmart, YouFit Health Club
81	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	98.3%	908	11.39	Publix	Zone Fitness Club
82	Southgate	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	2012	238,838	93.4%	2,088	9.81	Publix	Bealls Outlet, Big Lots, Old Time Pottery
83	Presidential Plaza	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,306	83.2%	730	9.94	Sedano's	Family Dollar
84	Fashion Square	Orange Park	FL	Jacksonville, FL	1996	36,029	50.4%	377	29.22	—	Miller's Orange Park Ale House, Ruby Tuesday, Samurai Japanese Steakhouse
85	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	141,069	100.0%	2,287	16.21	—	Burlington Coat Factory, LA Fitness	Target
86	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	937	12.28	Publix	—
87	Hunters Creek	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	98.2%	1,093	15.20	—	Office Depot
88	Pointe Orlando	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2014	408,098	84.1%	7,118	22.03	—	Regal Cinemas
89	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	822	12.74	Publix	—
90	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	161,604	78.9%	2,221	17.43	—	Goodwill, Martin Memorial, Walgreens
91	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	91.2%	1,061	11.77	Publix	—
92	Panama City Square	Panama City	FL	Panama City, FL	2013	298,685	100.0%	2,358	7.89	Walmart Supercenter	Big Lots, Harbor Freight Tools, Sports Authority, T.J.Maxx
93	Pensacola Square	Pensacola	FL	Pensacola-Ferry Pass-Brent, FL	1995	142,767	83.2%	1,076	9.68	—	Beall's, Big Lots, Sears Home Appliance Showroom	Hobby Lobby
94	Shopper's Haven Shopping Ctr	Pompano Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1998	206,791	96.9%	2,595	13.36	Winn-Dixie (BI-LO)	A.C. Moore, Bealls Outlet, Bed Bath & Beyond, Party City, YouFit Health Club
95	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	83.1%	1,799	13.30	Publix	Fortis Institute, Walgreens
96	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,243	88.6%	998	11.83	Winn-Dixie (BI-LO)	Dollar Tree
97	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	57,015	95.4%	557	10.24	Winn-Dixie (BI-LO)	—
98	Cobblestone Village I and II	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	88.7%	647	18.50	SuperTarget*	Blue Fish Restaurant, The Zoo Health Club
99	Beneva Village Shops	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1987	141,532	86.5%	1,425	11.64	Publix	Harbor Freight Tools, Walgreens, YouFit Health Club
100	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2011	173,184	100.0%	1,984	11.75	Publix	Big Lots, Crunch Fitness, HomeGoods

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 39

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
101	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	128,405	72.5%	1,170	24.64	Publix	—
102	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	1995	146,579	96.9%	954	6.72	—	Burlington Coat Factory, T.J.Maxx
103	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	261,081	85.9%	2,863	12.76	Publix	Beall's, Bed Bath & Beyond, Michaels, Petco
104	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	83.9%	1,561	13.66	Publix	CVS, Dollar Tree
105	Bay Point Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	103,986	82.4%	886	10.33	Publix	Beall's
106	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	97.2%	1,282	8.82	Winn-Dixie (BI-LO)	Beall’s, Big Lots
107	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	94.1%	904	8.67	—	Dollar Tree
108	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	209,337	78.9%	1,420	8.59	Winn-Dixie (BI-LO)	Beall's, Big Lots, Chuck E. Cheese’s
109	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	153,246	70.0%	1,121	10.45	Publix	Schumacher Music
110	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	89.2%	1,167	11.88	Patel Brothers	Dollar Tree, LA Fitness	Walmart
111	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	93,673	96.1%	1,319	14.66	Publix	Rarehues
112	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	90,625	94.7%	1,134	13.21	—	Deal$, Ross Dress for Less
113	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,117	14.52	Publix	Petco, T.J.Maxx
114	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	91.5%	722	5.96	Winn-Dixie (BI-LO)	T.J.Maxx
115	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	80.3%	498	5.64	Publix	Beall's
116	Governors Town Square	Acworth	GA	Atlanta-Sandy Springs-Roswell, GA	2005	68,658	95.9%	1,098	16.67	Publix	—
117	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	75.1%	541	6.31	Harveys (BI-LO)	Big Lots, OK Beauty & Fashions Outlet
118	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	2014	332,364	99.2%	4,983	15.12	—	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, Sports Authority, T.J.Maxx	Toys"R"Us
119	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	84.6%	769	5.49	—	Belk, Roses
120	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	2013	442,200	92.6%	3,953	9.78	G-Mart International Foods	Atlanta Ballroom Dance Club, dd's Discounts, Goodwill
121	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	207,823	71.2%	1,078	7.29	—	Burlington Coat Factory, Dollar Tree
122	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	478	7.22	Food Depot	Family Dollar
123	Vineyards at Chateau Elan	Braselton	GA	—	2002	79,047	84.1%	911	13.70	Publix	—
124	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	594	7.14	Kroger	—
125	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	95.3%	1,833	11.23	Walmart Supercenter*	Jo-Ann Fabric & Craft Stores, PetSmart, Value Village	The Home Depot
126	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	82.6%	653	6.18	Harveys (BI-LO)	Belk, Citi Trends, Cordele Theatres
127	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	94.5%	1,149	6.95	Ingles	Kmart
128	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	89.0%	653	10.90	Publix	—
129	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	89.3%	1,085	12.81	Kroger	Anytime Fitness
130	Northside	Dalton	GA	Dalton, GA	2001	73,931	86.3%	489	7.66	BI-LO	Family Dollar
131	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	91.4%	755	10.62	Publix	—
132	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,494	86.4%	599	14.92	Kroger*	—
133	Dublin Village	Dublin	GA	Dublin, GA	2005	98,540	88.7%	607	6.94	Kroger	—
134	Westgate	Dublin	GA	Dublin, GA	2004	118,938	87.6%	594	5.92	Harveys (BI-LO)	Beall's, Big Lots	The Home Depot
135	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	2012	155,172	97.1%	1,627	10.80	—	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill
136	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	176,451	84.5%	1,148	8.92	Food Depot	Cinemark, Staples
137	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1994	218,818	100.0%	2,133	9.75	—	Best Buy, Michaels, OfficeMax, PetSmart, Sports Authority, The Furniture Mall
138	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.9%	1,230	12.94	Publix	—
139	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	81.1%	1,032	12.01	Publix	—
140	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1998	239,013	78.3%	1,095	6.06	—	Dollar Tree, Kmart, Ollie's Bargain Outlet
141	North Park	Macon	GA	Macon, GA	2013	216,795	98.3%	1,303	6.11	Kroger	Kmart
142	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	88.4%	425	8.76	—	Marshalls
143	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	80.5%	918	10.08	Kroger	—
144	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	157,888	87.1%	1,648	11.99	Kroger	J. Christopher's
145	Perry Marketplace	Perry	GA	Warner Robins, GA	2004	179,973	76.5%	927	6.73	Kroger	Ace Hardware, Beall's Outlet, Goody's
146	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	94.1%	538	8.19	Food Depot	—
147	Shops of Riverdale	Riverdale	GA	Atlanta-Sandy Springs-Roswell, GA	1995	16,808	100.0%	279	16.60	Walmart Supercenter*	—
148	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	105,420	95.2%	949	9.46	—	PGA TOUR Superstore
149	Victory Square	Savannah	GA	Savannah, GA	2007	122,739	98.5%	1,738	14.71	SuperTarget*	Citi Trends, Dollar Tree, Frank Theatres, Staples	The Home Depot
150	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,155	78.3%	2,128	14.45	Kroger	—
151	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.6%	1,897	5.71	Walmart Supercenter	Hobby Lobby, NCG Cinemas

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 40

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
152	Wilmington Island	Wilmington Island	GA	Savannah, GA	2003	87,818	70.9%	764	12.26	Kroger	—
153	Davenport Retail Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1996	62,588	100.0%	720	11.50	SuperTarget*	Party City, PetSmart, Staples
154	Kimberly West Shopping Center	Davenport	IA	Davenport-Moline-Rock Island, IA-IL	1987	113,713	87.5%	592	5.96	Hy-Vee	—
155	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	2002	241,572	96.8%	1,233	5.56	—	Burlington Coat Factory, Hobby Lobby
156	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	2002	269,705	72.3%	1,234	9.30	Dahl's Foods	Big Lots, Northern Tool + Equipment, Office Depot
157	Warren Plaza	Dubuque	IA	Dubuque, IA	1993	96,339	96.7%	750	8.05	Hy-Vee	—	Hobby Lobby, Target
158	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2012	193,175	93.0%	2,792	15.54	Trader Joe's	Barnes & Noble, Binny's Beverage Depot, hhgregg, Petco
159	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	90.5%	1,926	14.04	—	Savers, XSport Fitness	Kohl's
160	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	97.8%	339	6.27	Kroger	—
161	Festival Center	Bradley	IL	Kankakee, IL	2006	63,796	76.7%	294	6.02	—	Big Lots, Dollar General
162	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,331	94.7%	2,056	10.95	Shop 'n Save	Hobby Lobby, Walgreen's
163	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	96.5%	3,872	13.30	—	Marshalls, Office Depot, The Home Depot, XSport Fitness
164	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	488,680	90.9%	5,158	12.93	Ultra Foods	Best Buy, Party City, PetSmart, Ross Dress for Less, T.J.Maxx
165	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	273,060	79.7%	2,376	10.92	Jewel-Osco (Albertsons)	Toys"R"Us	Hobby Lobby
166	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	131,849	93.1%	1,959	15.96	Joe Caputo & Sons Fruit Market	Walgreens
167	Crossroads Centre	Fairview Heights	IL	St. Louis, MO-IL	1975	242,198	86.7%	1,925	11.15	—	Big Lots, Hobby Lobby, T.J.Maxx
168	Frankfort Crossing Shopping Center	Frankfort	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	114,534	96.8%	1,386	12.50	Jewel-Osco (Albertsons)	Ace Hardware
169	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	100.0%	566	6.44	Cub Foods (Supervalu)	Stone's Hallmark
170	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2014	326,372	95.8%	2,638	8.72	Tony's Finer Foods	Big Lots, LA Fitness	Value City
171	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	100.0%	2,854	16.64	The Fresh Market	Best Buy, DSW, PetSmart, Stein Mart
172	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	106,755	98.8%	1,558	14.77	Sunset Foods	—
173	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	240,046	81.9%	1,948	9.91	Ultra Foods	Babies"R"Us, Jo-Ann Fabric & Craft Stores, Office Depot
174	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,470	87.1%	1,529	16.12	—	—
175	Westridge Court	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	2013	673,082	94.9%	6,970	10.91	—	Big Lots, buybuy BABY, Carson Pirie Scott Furniture Gallery, Gordmans, hhgregg, Hollywood Palms Cinema, Marshalls, Old Navy, Savers, Ulta
176	Sterling Bazaar	Peoria	IL	Peoria, IL	1992	87,359	95.0%	791	10.10	Kroger	—
177	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,911	94.1%	1,895	17.39	—	LA Fitness, Regal Cinemas
178	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	114,342	96.4%	709	6.43	Hy-Vee	Eye Surgeons Associates
179	Parkway Pointe	Springfield	IL	Springfield, IL	1994	38,737	85.9%	575	17.26	ALDI*	dressbarn, Family Christian Stores, Shoe Carnival	Target, Walmart
180	Sangamon Center North	Springfield	IL	Springfield, IL	1996	139,907	94.9%	1,243	9.36	Schnucks	U.S. Post Office
181	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	249,954	88.5%	2,429	10.98	Walt's Fine Foods	Tile Shop
182	Meridian Village Plaza	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	89.2%	710	9.26	—	Godby Home Furnishings, Ollie's Bargain Outlet
183	Columbus Center	Columbus	IN	Columbus, IN	2005	143,703	94.8%	1,395	10.25	—	Big Lots, MC Sports, OfficeMax, T.J.Maxx	Target
184	Elkhart Plaza West	Elkhart	IN	Elkhart-Goshen, IN	1997	81,651	93.2%	591	7.76	Martin's Super Market	CVS
185	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	95.8%	1,877	16.44	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
186	Elkhart Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	363,883	100.0%	2,318	6.37	Sam's Club	Walmart
187	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	72.3%	623	8.04	Kroger	—
188	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1982	71,490	97.5%	484	6.95	Marsh Supermarket	Family Dollar
189	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	79.0%	306	12.94	Walmart Supercenter*	Aaron's
190	Bittersweet Plaza	Mishawaka	IN	South Bend-Mishawaka, IN-MI	2000	91,798	91.3%	724	8.64	Martin's Super Market	—
191	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	103,938	58.4%	500	8.23	Kroger	—
192	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2010	574,210	85.0%	4,178	8.91	Kroger	Kohl's, Sears Outlet, T.J.Maxx
193	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2003	118,300	88.7%	1,039	9.90	Pay Less (Kroger)	—
194	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	164,838	76.4%	1,118	8.87	Hy-Vee	—
195	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	211,454	94.9%	1,709	13.83	Dillons (Kroger)	Bellus Academy, Jo-Ann Fabric & Craft Stores, Marshalls
196	Green River Plaza	Campbellsville	KY	Campbellsville, KY	1989	203,239	99.0%	1,345	6.68	Kroger	Burke's Outlet, Goody’s, JC Penney, Jo-Ann Fabric & Craft Stores, Tractor Supply Co.
197	Kmart Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	860	6.59	—	Kmart, Staples
198	Florence Plaza - Florence Square	Florence	KY	Cincinnati, OH-KY-IN	2014	624,090	97.0%	5,855	12.73	Kroger	Barnes & Noble, Harbor Freight Tools, Hobby Lobby, Old Navy, Ollie's Bargain Outlet, Staples, T.J.Maxx
199	Highland Commons	Glasgow	KY	Glasgow, KY	1992	130,466	98.9%	747	5.79	Food Lion	Kmart
200	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	2005	208,374	84.7%	1,531	9.19	—	King Pin Lanes, Louisville Athletic Club
201	Mist Lake Plaza	Lexington	KY	Lexington-Fayette, KY	1993	217,292	95.5%	1,522	7.33	—	Gabriel Brothers, Walmart
202	London Marketplace	London	KY	London, KY	1994	169,032	100.0%	1,110	6.57	Kroger	Burke's Outlet, Kmart

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 41

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
203	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	96.5%	1,651	9.78	Kroger	—
204	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	164,367	91.4%	1,388	9.77	Kroger	—
205	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	136,919	91.0%	1,617	12.97	Kroger	—
206	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	100.0%	1,169	7.17	—	Books-A-Million, Hobby Lobby, Office Depot
207	Lexington Road Plaza	Versailles	KY	Lexington-Fayette, KY	2007	197,668	100.0%	1,441	7.29	Kroger	Kmart
208	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1998	100,238	83.8%	277	3.29	Super 1 Foods	Conn's
209	Iberia Plaza	New Iberia	LA	Lafayette, LA	1992	131,731	97.5%	748	5.82	Super 1 Foods	—
210	Lagniappe Village	New Iberia	LA	Lafayette, LA	2010	201,360	96.9%	1,482	7.60	—	Big Lots, Citi Trends, Stage, T.J.Maxx
211	The Pines	Pineville	LA	Alexandria, LA	1991	179,039	97.8%	1,077	6.15	Super 1 Foods	Kmart
212	Points West	Brockton	MA	Boston-Cambridge-Newton, MA-NH	2007	133,432	86.4%	976	8.46	PriceRite (ShopRite)	Ocean State Job Lot
213	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	86,290	100.0%	2,032	23.54	—	Golf Galaxy, Pyara Aveda Spa & Salon, Staples
214	Chicopee Marketplace	Chicopee	MA	Springfield, MA	2005	150,959	100.0%	2,487	17.07	Walmart Supercenter*	Marshalls, Staples
215	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	201,875	90.9%	1,371	10.96	Super Stop & Shop (Ahold)	Ocean State Job Lot
216	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	282,591	97.9%	3,830	13.84	Shaw's (Albertsons)	Ocean State Job Lot, T.J.Maxx
217	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	47.1%	205	17.05	Hannaford Bros. (Delhaize)*	—	Walmart
218	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,092	100.0%	1,090	13.96	Shaw's (Albertsons)	Rainbow
219	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	442,578	99.9%	3,795	19.50	Price Chopper	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart
220	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	98.7%	1,131	11.36	—	Ocean State Job Lot, Staples, T.J.Maxx
221	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1998	204,038	67.9%	1,707	12.32	Super Stop & Shop (Ahold)	CW Price
222	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,662	18.00	—	Best Buy, Old Navy, Petco, Ross Dress for Less
223	Campus Village	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	93.5%	636	26.64	—	—
224	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	96.5%	2,882	10.20	Giant Food (Ahold)	Jo-Ann Fabric & Craft Stores, Kmart, Peebles
225	Liberty Plaza	Randallstown	MD	Baltimore-Columbia-Towson, MD	2012	219,862	99.5%	2,673	12.21	Walmart Supercenter	Marshalls
226	Rising Sun Towne Centre	Rising Sun	MD	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	146,849	95.1%	1,706	12.52	Martin's Food (Ahold)	Big Lots
227	BJ's Plaza	Portland	ME	Portland-South Portland, ME	1991	104,233	100.0%	803	7.70	BJ’s Wholesale Club	—
228	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.1%	1,796	19.84	—	Big Lots, Lowe's
229	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2000	293,525	98.3%	2,546	8.82	Plum Market	Dunham's Sports, Kmart
230	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	94.6%	805	9.97	VG's Food (SpartanNash)	ACO Hardware
231	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	2013	87,391	93.6%	779	9.53	—	Dollar Tree, Ollie's Bargain Outlet, True Value
232	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	163,919	78.2%	1,608	12.55	VG's Food (SpartanNash)	Dunham's Sports
233	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.1%	569	7.32	D&W Fresh Market (SpartanNash)	—
234	Delta Center	Lansing	MI	Lansing-East Lansing, MI	2005	186,246	92.5%	1,284	7.92	—	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby, Planet Fitness
235	Lakes Crossing	Muskegon	MI	Muskegon, MI	2011	114,623	81.4%	1,265	14.84	—	Jo-Ann Fabric & Craft Stores, Party City	Kohl's
236	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,175	82.8%	2,272	9.02	Kroger	Burlington Coat Factory, CW Price
237	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	454,719	99.9%	5,633	16.22	—	Best Buy, Emagine Theatre, Kohl's, T.J.Maxx	Target
238	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	187,832	95.5%	1,732	9.66	—	Bed Bath & Beyond, Best Buy, Dunham's Sports
239	Green Acres	Saginaw	MI	Saginaw, MI	2011	281,646	68.9%	1,355	12.61	Kroger	Ollie's Bargain Outlet, Planet Fitness
240	Hall Road Crossing	Shelby Township	MI	Detroit-Warren-Dearborn, MI	1999	175,503	100.0%	2,290	13.05	—	Gander Mountain, Michaels, Old Navy, T.J.Maxx
241	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	2002	106,948	76.6%	869	10.61	—	Dollar Castle, Planet Fitness	Burlington Coat Factory
242	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,709	100.0%	1,431	14.07	VG's Food (SpartanNash)	O'Reilly Auto Parts, Planet Fitness
243	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	885	5.72	—	Babies"R"Us, Bed Bath & Beyond, Dunham's Mega Sports
244	Grand Traverse Crossing	Traverse City	MI	Traverse City, MI	1996	412,755	96.9%	2,646	27.57	Walmart Supercenter	Books-A-Million, The Home Depot
245	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	163,131	60.0%	658	6.73	—	Bargain Club, Office Solutions	Burlington Coat Factory, Target
246	Roundtree Place	Ypsilanti	MI	Ann Arbor, MI	1992	246,620	97.6%	1,650	6.86	—	Ollie's Bargain Outlet, Walmart
247	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,390	89.2%	736	6.68	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness
248	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	100.0%	2,052	16.43	SuperTarget*	Best Buy, Dollar Tree, Walgreens
249	Austin Town Center	Austin	MN	Austin, MN	1999	110,680	73.3%	550	6.78	ALDI	Jo-Ann Fabric & Craft Stores, Staples	Target
250	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	182,969	99.3%	1,895	10.43	—	Best Buy, Dunham's Sports, T.J.Maxx
251	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	204,992	93.3%	1,917	10.03	Cub Foods (Jerry's Foods)	OfficeMax
252	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	87,942	98.4%	1,253	14.48	Cub Foods (Supervalu)*	—
253	Richfield Hub & West Shopping Ctr	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1992	215,334	82.0%	2,135	12.09	Rainbow Foods (Jerry's Foods)	Marshalls, Michaels
254	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2000	76,894	75.3%	830	14.33	Cub Foods (Supervalu)*	Dollar Tree, Hancock Fabrics

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 42

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
255	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	117,873	90.0%	1,430	13.48	—	—
256	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2013	290,392	88.2%	2,250	11.82	Cub Foods (Supervalu)	Blast Fitness, T.J.Maxx, Valu Thrift Store
257	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	100.0%	691	9.46	Festival Foods	Dollar Tree
258	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	2014	148,940	89.5%	1,119	8.40	—	Lukas Liquors
259	Clocktower Place	Florissant	MO	St. Louis, MO-IL	2013	207,317	95.8%	1,434	7.34	ALDI	Florissant Furniture & Rug Gallery, Office Depot, Ross Dress for Less
260	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	92.9%	800	5.73	Price Chopper	—
261	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	97.8%	1,450	9.17	Price Chopper	Ace Hardware
262	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	90.0%	889	7.91	Price Chopper	—
263	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	88.6%	428	6.75	Shop 'n Save (Supervalu)	—
264	Clinton Crossing	Clinton	MS	Jackson, MS	1990	112,148	99.0%	1,055	9.78	Kroger	—
265	County Line Plaza	Jackson	MS	Jackson, MS	2014	221,127	66.8%	1,758	11.89	—	Conn's, Office Depot
266	Jacksonian Plaza	Jackson	MS	Jackson, MS	1990	73,041	82.5%	341	5.82	Kroger*	Books-A-Million, Office Depot
267	Devonshire Place	Cary	NC	Raleigh, NC	2012	106,680	100.0%	1,425	24.82	—	Dollar Tree, Golf Galaxy, REI
268	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2014	265,418	85.3%	2,769	12.23	Walmart Neighborhood Market	Burlington Coat Factory, Dollar Tree, Rugged Warehouse
269	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	2005	348,604	73.0%	1,600	10.75	—	Big Lots, The Home Depot, Value City Furniture
270	Parkwest Crossing	Durham	NC	Durham-Chapel Hill, NC	1990	85,602	94.9%	814	10.02	Food Lion	Dollar Tree
271	Macon Plaza	Franklin	NC	—	2001	92,787	86.9%	442	5.48	BI-LO	Peebles
272	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	94.9%	2,156	12.32	Kroger	OfficeMax, PetSmart	Target, The Home Depot
273	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	2007	318,435	88.2%	2,949	11.77	Walmart Supercenter*	Bed Bath & Beyond, Best Buy, Michaels, OfficeMax, Ross Dress for Less
274	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	97.5%	4,547	11.47	—	Babies"R"Us, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart	Ross Dress for Less, Target
275	University Commons	Greenville	NC	Greenville, NC	2014	233,153	100.0%	3,024	12.97	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
276	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	100.0%	1,678	8.76	—	Academy Sports + Outdoors, Harbor Freight Tools, Ollie's Bargain Outlet
277	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	98.5%	824	13.50	Walmart Supercenter	Dollar Tree
278	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	104,539	39.3%	254	6.19	Ingles	—	Walmart
279	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.2%	1,220	13.79	—	Person County Health & Human Services
280	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	97.7%	3,607	10.57	Food Lion	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown
281	Salisbury Marketplace	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	1987	79,732	70.3%	594	10.60	Food Lion	Family Dollar
282	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	97.8%	1,926	5.79	Walmart Supercenter	Big Lots, Burke's Outlet, Tractor Supply
283	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	64.6%	557	6.51	Food Lion	Goody's, Tractor Supply Co.
284	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	96.4%	1,800	13.36	—	Marshalls, OfficeMax, PetSmart	Target
285	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.5%	3,209	13.84	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx
286	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	98.3%	1,071	13.16	Harris Teeter (Kroger)	Rugged Wearhouse
287	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	283,830	91.5%	2,745	11.13	Super Compare Foods	Big Lots, Citi Trends, Office Depot
288	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	963	14.05	—	Golf Galaxy, Mattress Firm, OfficeMax
289	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,941	95.7%	1,879	21.24	Hannaford Bros. (Delhaize)	Walmart
290	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	1,898	10.62	DeMoulas Supermarkets	Burlington Coat Factory, Jo-Ann Fabric & Craft Stores, Marshalls
291	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,109	17.51	—	JC Penney, Jordan's Warehouse, NAMCO, Petco	The Home Depot
292	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	84.5%	945	12.20	—	Jo-Ann Fabric & Craft Stores
293	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	146,811	90.8%	1,110	8.32	DeMoulas Supermarkets	T.J.Maxx
294	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	89.1%	1,656	7.55	Pathmark (A&P)	Kmart
295	the Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	296,109	96.6%	4,185	21.59	ShopRite	Burlington Coat Factory, Ross Dress For Less
296	A&P Fresh Market	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,357	25.70	A&P Fresh	—
297	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	250,515	93.6%	1,946	8.30	—	Kmart, LA Fitness, Staples
298	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	Trenton, NJ	2014	148,819	98.0%	1,045	7.16	—	Kmart
299	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.2%	1,449	31.24	Super Stop & Shop (Ahold)	—
300	Lakewood Plaza	Lakewood	NJ	New York-Newark-Jersey City, NY-NJ-PA	1966	203,547	96.5%	2,917	14.85	ShopRite	—
301	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	333,255	97.8%	5,099	15.65	—	Burlington Coat Factory, DSW, HomeGoods, T.J.Maxx
302	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,466	94.9%	3,528	18.82	ShopRite	—
303	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	242,995	89.0%	3,420	15.81	Bhavani Food Market	Marshalls, Pep Boys, Robert Wood Johnson Fitness
304	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,403	92.5%	2,620	23.17	—	Blink Fitness (Equinox), Clearview Cinema Group, HomeGoods, Marshalls

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 43

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
305	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	141,355	94.0%	1,542	11.60	ShopRite*	JC Penney, Peebles, PetSmart
306	Ocean Heights Shopping Center	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,155	17.77	ShopRite	Staples
307	ShopRite Supermarket	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	32,209	100.0%	389	12.09	ShopRite	—
308	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	83.1%	1,294	15.82	A&P*	Dollar Tree, WOW! Fitness
309	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1996	216,623	93.0%	3,197	15.88	Walmart Supercenter*	Marshalls, Ross Dress for Less
310	Dover Park Plaza	Yardville	NJ	Trenton, NJ	2005	56,751	80.5%	689	15.09	—	CVS, Dollar Tree
311	St Francis Plaza	Santa Fe	NM	Santa Fe, NM	1993	35,800	100.0%	413	11.54	Whole Foods Market	Walgreens
312	Smith's	Socorro	NM	—	1976	48,000	100.0%	506	10.54	Smith's (Kroger)	—
313	Galleria Commons	Henderson	NV	Las Vegas-Henderson-Paradise, NV	2005	275,011	96.4%	2,876	10.84	—	Babies"R"Us, Burlington Coat Factory, Stein Mart, T.J.Maxx
314	Montecito Marketplace	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2006	190,434	100.0%	3,704	19.45	Smith's (Kroger)	T.J.Maxx
315	Renaissance Center East	Las Vegas	NV	Las Vegas-Henderson-Paradise, NV	2012	144,216	75.0%	1,313	12.13	—	Savers
316	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	96.0%	2,267	26.32	—	Minado, Stew Leonard's Wines, T.J.Maxx
317	Kmart Plaza	Dewitt	NY	Syracuse, NY	2014	115,500	94.7%	561	22.09	—	Kmart, OfficeMax
318	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	95.3%	1,350	21.01	A&P Fresh	—
319	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	98.1%	1,049	12.66	Waldbaum's (A&P)	—	Kohl's
320	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.1%	1,807	24.02	King Kullen	Ace Hardware
321	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	88.9%	2,538	14.74	—	Burlington Coat Factory, K&G Men's Center
322	Genesee Valley Shopping Center	Geneseo	NY	Rochester, NY	2007	191,314	100.0%	1,735	9.33	Wegmans	Tractor Supply Co.
323	McKinley Plaza	Hamburg	NY	Buffalo-Cheektowaga-Niagara Falls, NY	1991	93,144	97.9%	1,257	13.80	Wegmans*	A.C. Moore, T.J.Maxx
324	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	191,441	100.0%	5,893	31.45	H-Mart, Mrs. Green's Natural Market	Christmas Tree Shops, T.J.Maxx
325	Hornell Plaza	Hornell	NY	Corning, NY	2005	253,335	100.0%	2,025	7.99	Wegmans	Walmart
326	Cayuga Mall	Ithaca	NY	Ithaca, NY	2013	204,830	96.7%	1,632	8.24	—	Jo-Ann Fabric & Craft Stores, Party City, Rite Aid, T.J.Maxx, True Value
327	Kings Park Shopping Center	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	71,940	98.3%	1,404	19.85	Key Food Marketplace	T.J.Maxx
328	Village Square	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	563	33.12	Trader Joe's	—
329	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,118	91.5%	1,095	19.58	—	Advance Auto Parts, OfficeMax
330	Shops at Seneca Mall	Liverpool	NY	Syracuse, NY	2005	231,024	66.7%	710	4.61	—	Big Lots, Kmart
331	A & P Mamaroneck	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	1976	24,978	100.0%	177	—	A&P	—
332	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	91.2%	2,690	13.21	Super Stop & Shop (Ahold)	Planet Fitness, Savers
333	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	209,960	87.6%	1,852	10.42	—	Ashley Furniture, Big Lots, Hobby Lobby
334	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,856	15.21	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office
335	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	252,537	93.7%	5,807	24.54	A Matter of Health	Barnes & Noble, Marshalls, Modell's Sporting Goods, Petco
336	North Ridge Plaza	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	40,991	77.7%	1,135	35.63	—	Harmon Discount
337	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	2012	122,996	100.0%	2,426	19.72	—	Dollar Tree, HomeGoods
338	Port Washington	Port Washington	NY	New York-Newark-Jersey City, NY-NJ-PA	1968	19,600	100.0%	112	5.69	North Shore Farms	—
339	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,708	17.23	Best Yet Market	CVS, T.J.Maxx
340	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	831	18.82	—	HomeGoods, Rite Aid
341	Mohawk Acres	Rome	NY	Utica-Rome, NY	2005	159,701	88.9%	1,475	10.38	Price Chopper	—
342	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	96.7%	2,809	16.13	ShopRite	Blink Fitness (Equinox), Bob's Stores, Rite Aid
343	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	95.8%	1,660	10.78	—	Olum's Furniture & Appliances, Staples
344	Parkway Plaza	Vestal	NY	Binghamton, NY	2012	204,954	100.0%	2,069	10.10	PriceRite (ShopRite)	Bed Bath & Beyond, Kohl's, PetSmart	Target
345	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,392	15.07	—	HomeGoods, Michaels, Old Navy
346	Town Square Mall	Vestal	NY	Binghamton, NY	2012	293,181	99.4%	4,546	15.60	Sam's Club*, Walmart Supercenter*	Barnes & Noble, Dick's Sporting Goods, Lowes Cinemas, T.J.Maxx
347	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	100.0%	690	10.03	Hannaford Bros. (Delhaize)	Pier 1 Imports
348	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.7%	1,742	20.57	Pathmark (A&P)	—
349	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	138,407	96.3%	1,825	13.69	Giant Eagle	—	The Home Depot
350	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	157,055	87.0%	1,408	10.30	Giant Eagle, Marc's	—
351	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,952	97.2%	2,243	10.49	Kroger	Conway
352	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	2012	170,170	95.3%	1,428	8.99	Kroger	Salvation Army
353	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	2014	244,162	95.0%	3,005	12.96	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Stein Mart, T.J.Maxx
354	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2011	314,754	100.0%	3,698	12.08	—	Bed Bath & Beyond, Michaels, Sears, Staples, T.J.Maxx	Target
355	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	100.0%	1,086	9.44	Kroger	—
356	Crown Point	Columbus	OH	Columbus, OH	1998	145,115	98.9%	1,409	9.81	Kroger	Planet Fitness
357	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,012	84.8%	1,103	10.69	Kroger	—

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 44

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
358	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	165	9.22	Kroger*	—
359	South Towne Centre	Dayton	OH	Dayton, OH	2013	331,797	94.8%	3,993	13.67	Health Foods Unlimited	Burlington Coat Factory, Christmas Tree Shops, Jo-Ann Fabric & Craft Stores, Value City Furniture
360	The Vineyards	Eastlake	OH	Cleveland-Elyria, OH	1989	144,820	86.4%	717	5.73	Good Cents Grocery + More (Giant Eagle)	Harbor Freight Tools	Walmart
361	Midway Market Square	Elyria	OH	Cleveland-Elyria, OH	2014	232,252	86.0%	2,310	11.56	Giant Eagle	Dick's Sporting Goods, Jo-Ann Fabric & Craft Stores	Target, The Home Depot
362	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	2013	696,359	92.8%	6,101	9.44	BJ's Wholesale Club, Giant Eagle, Marc's	Burlington Coat Factory, Cleveland Furniture Bank, Jo-Ann Fabric & Craft Stores, Marshalls
363	Tops Plaza	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,057	15.10	—	Ollie's Bargain Outlet, Sears Outlet
364	Tops Plaza	North Ridgeville	OH	Cleveland-Elyria, OH	2002	60,830	90.8%	805	14.57	—	Pat Catan's Craft Centers
365	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	173,242	94.7%	2,007	25.16	Kroger	Marshalls
366	Market Place	Piqua	OH	Dayton, OH	2012	182,824	92.5%	654	6.88	Kroger	Roses
367	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	83.2%	1,185	9.83	—	Ashley Furniture, Michaels
368	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	100.0%	682	7.62	Giant Eagle	—	Lowe's
369	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	318,174	68.7%	1,358	6.22	Kroger	Big Lots
370	Southland Shopping Plaza	Toledo	OH	Toledo, OH	1988	290,892	84.6%	1,495	6.08	Kroger	Big Lots, Planet Fitness, Shopper's World
371	Wadsworth Crossings	Wadsworth	OH	Cleveland-Elyria, OH	2005	108,166	94.1%	1,573	15.45	—	Bed Bath & Beyond, MC Sports, OfficeMax, Petco	Kohl's, Lowe's, Target
372	Northgate Plaza	Westerville	OH	Columbus, OH	2008	12,819	100.0%	210	16.38	Kroger*	—	The Home Depot
373	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,760	9.42	—	Conn's, Drysdales, PetSmart	Best Buy, JC Penney Home Store
374	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	99.4%	2,496	17.88	Giant Food (Ahold)	—
375	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	279,746	93.9%	2,037	7.75	Weis Markets	Dunham's Sports, Petco, Toys"R"Us
376	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	684	9.72	Redner's Warehouse Market	—
377	Bethel Park	Bethel Park	PA	Pittsburgh, PA	2004	218,714	95.7%	1,613	8.50	Giant Eagle	Walmart
378	Bethlehem Square	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1994	389,450	100.0%	3,639	9.34	Giant Food (Ahold)	T.J.Maxx, The Home Depot, Walmart
379	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	2013	378,358	96.9%	3,153	10.80	Giant Food (Ahold)	Big Lots, Mega Marshalls, PetSmart, Staples, Wells Fargo
380	Boyertown Shopping Center	Boyertown	PA	Reading, PA	2012	83,229	97.1%	755	9.35	—	Advance Auto Parts, Big Lots, CVS, Tractor Supply
381	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	276,653	99.4%	2,354	8.56	Walmart Supercenter	Ollie's Bargain Outlet
382	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	78.7%	427	11.79	—	—
383	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	95.4%	2,321	16.92	Giant Food (Ahold)	—
384	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2004	110,696	52.0%	813	14.12	Bhavani Food Market	Pep Boys, Rascal Fitness
385	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	67,476	100.0%	1,366	20.25	Giant Food (Ahold)	Wine & Spirits Shoppe
386	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	100.0%	1,004	9.56	—	Chuck E. Cheese's, Mealey's Furniture
387	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	302,929	100.0%	3,118	15.66	—	Dick's Sporting Goods, hhgregg, PetSmart, T.J.Maxx, The Home Depot
388	Dillsburg Shopping Center	Dillsburg	PA	York-Hanover, PA	2014	153,088	100.0%	1,913	12.73	Giant Food (Ahold)	Tractor Supply Co.
389	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	97.9%	3,154	13.55	—	Kohl's, Marshalls, Regal Cinemas
390	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2014	79,252	90.9%	1,055	14.65	—	Dollar Tree, Ross Dress for Less
391	Gilbertsville Shopping Center	Gilbertsville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	85,748	91.7%	683	8.68	Weis Markets	—
392	Mount Carmel Plaza	Glenside	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1975	14,504	94.1%	173	12.66	—	SGS Paper
393	Kline Plaza	Harrisburg	PA	Harrisburg-Carlisle, PA	1952	220,288	86.7%	1,716	8.98	Giant Food (Ahold)	The Dept. of Health
394	New Garden Shopping Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2012	145,170	93.7%	932	7.01	—	Big Lots, Ollie's Bargain Outlet
395	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	98.4%	1,237	11.78	Giant Food (Ahold)	Majik Rent-To-Own
396	Woodbourne Square	Langhorne	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1984	29,821	80.9%	505	20.92	—	—
397	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	60.6%	686	21.61	Weis Markets*	—
398	New Holland Shopping Center	New Holland	PA	Lancaster, PA	1995	65,878	88.0%	419	7.23	Amelia's Grocery Outlet	Family Dollar
399	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	177,185	92.8%	3,984	24.22	McCaffrey's	Pier 1 Imports
400	Cherry Square	Northampton	PA	Allentown-Bethlehem-Easton, PA-NJ	1989	75,005	86.0%	641	9.94	Redner's Warehouse Market	—
401	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2006	107,318	100.0%	2,277	21.22	SuperFresh (A&P)	—
402	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2011	561,781	99.1%	7,434	31.13	—	Macy's, Modell's Sporting Goods, Ross Dress For Less
403	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.6%	1,268	7.35	Redner's Warehouse Market	French Creek Outfitters, Staples
404	Plymouth Plaza	Plymouth Meeting	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	33,813	95.8%	967	29.83	—	Clear Wireless, Medical Rehabilitation Centers of Pennsylvania
405	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2013	154,758	91.6%	1,433	10.53	Bottom Dollar Food (Delhaize)	Planet Fitness, VF Outlet
406	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	383	9.19	Pathmark (A&P)*	EZ Bargains, Rent-A-Center, Super Dollar City
407	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,331	15.24	ShopRite	A.C. Moore, PetSmart, Ross Dress for Less

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 45

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
408	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	94.1%	684	11.47	Musser's Markets	Hallmark	Kmart
409	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.7%	3,380	10.87	Redner's Warehouse Market	Mealey's Furniture, Ross Dress for Less, Sports Authority
410	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,147	30.47	Walmart Supercenter	—
411	Hunt River Commons	North Kingstown	RI	Providence-Warwick, RI-MA	1989	148,126	99.1%	1,470	10.02	Super Stop & Shop (Ahold)	Marshalls, Ocean State Job Lot
412	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	166,639	91.3%	2,075	13.64	Kroger	Stein Mart
413	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	90.6%	1,223	15.05	BI-LO	—
414	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,213	92.6%	723	11.97	BI-LO	—
415	Island Plaza	James Island	SC	Charleston-North Charleston, SC	2004	171,224	96.7%	1,187	7.17	Food Lion	Burke's Outlet, Dollar Tree, Gold's Gym
416	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	2004	325,347	71.8%	1,797	7.81	—	Fred's, Gold's Gym, Intercontinental Hotels Group, New Spring Church
417	Remount Village Shopping Center	North Charleston	SC	Charleston-North Charleston, SC	1996	60,238	79.0%	435	9.15	BI-LO	—
418	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.5%	1,798	13.94	—	Ross Dress for Less, T.J.Maxx	Target
419	Hillcrest	Spartanburg	SC	Spartanburg, SC	2012	385,609	79.9%	3,226	11.14	Publix	NCG Cinemas, Marshalls, Office Depot, Petco, Ross Dress for Less, Stein Mart
420	Shoppes at Hickory Hollow	Antioch	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1986	144,469	83.7%	1,331	11.00	Kroger	Citi Trends
421	Congress Crossing	Athens	TN	Athens, TN	2012	180,305	96.7%	1,408	8.07	—	Dunham's Sports, Kmart
422	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	88.8%	567	10.84	Food Lion	—
423	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2014	265,027	100.0%	2,431	9.25	ALDI	At Home, Big Lots, Trees n Trends
424	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1993	329,242	91.3%	2,744	9.13	—	Grace Church Nashville, Hobby Lobby, Planet Fitness, Skyzone, USA Baby
425	Greensboro Village	Gallatin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	70,203	97.7%	961	14.01	Publix	—
426	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	228,618	96.4%	1,557	11.86	—	Belk, Burke's Outlet, JC Penney, Kmart
427	Oakwood Commons	Hermitage	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	278,017	92.8%	2,490	9.99	Publix	Bed Bath & Beyond, Goody’s, PetSmart, Ross Dress for Less
428	Kimball Crossing	Kimball	TN	Chattanooga, TN-GA	2007	280,476	97.7%	1,837	7.39	Walmart Supercenter	Goody's	Lowe's
429	Kingston Overlook	Knoxville	TN	Knoxville, TN	2014	122,536	100.0%	1,186	9.94	—	Babies"R"Us, Michaels
430	Farrar Place	Manchester	TN	Tullahoma-Manchester, TN	1989	43,220	79.9%	301	8.72	Food Lion	—
431	The Commons at Wolfcreek	Memphis	TN	Memphis, TN-MS-AR	2014	658,121	93.9%	7,486	12.33	—	Academy Sports + Outdoors, Best Buy, Big Lots, hhgregg, Office Depot, PetSmart, Sports Authority, T.J.Maxx, Value City Furniture	Target, The Home Depot, Toys"R"Us
432	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	104,117	87.0%	953	10.53	Kroger	Aaron's
433	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,017	11.71	Kroger	—	Walgreens
434	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	99.4%	1,258	6.94	Walmart Supercenter	Dollar Tree
435	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.8%	1,206	6.05	Walmart Supercenter	Peebles
436	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,700	82.2%	273	8.12	—	Bealls (Stage Stores), Family Dollar
437	Bardin Place Center	Arlington	TX	Dallas-Fort Worth-Arlington, TX	2014	321,163	98.8%	3,345	10.55	WinCo Foods	Hemispheres	Hobby Lobby
438	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	2004	168,112	96.4%	1,272	7.85	—	Big Lots, Dollar Tree, Harbor Freight	Fry's Electronics
439	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	80.2%	807	10.49	—	24 Hour Fitness
440	Cedar Bellaire	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	1994	50,967	89.4%	534	11.71	H-E-B	—
441	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,575	98.4%	598	8.50	El Ahorro Supermarket	Family Dollar, Hancock Fabrics
442	Brenham Four Corners	Brenham	TX	Brenham, TX	1997	114,571	100.0%	947	—	H-E-B	—
443	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	100.0%	312	6.15	—	99 Cents Only, Citi Trends, Dollar Floor Store, Firestone
444	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	91.2%	951	15.52	Walmart Neighborhood Market	Tops Printing
445	Plantation Plaza	Clute	TX	Houston-The Woodlands-Sugar Land, TX	1997	99,141	92.9%	754	8.36	Kroger	Walgreens
446	Central Station	College Station	TX	College Station-Bryan, TX	2012	176,847	90.9%	2,374	15.14	—	OfficeMax, Spec's Liquors	Kohl's
447	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	119,000	100.0%	1,260	23.80	Kroger	CVS
448	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	1993	85,633	75.2%	601	9.33	—	Bay Area Dialysis, Bealls (Stage Stores), Tuesday Morning
449	Five Points	Corpus Christi	TX	Corpus Christi, TX	2014	276,593	84.5%	2,734	11.85	—	Burke's, Hobby Lobby, Party City, Ross Dress for Less
450	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	67,305	94.6%	481	7.69	Minyard Food Stores	Family Dollar
451	Jeff Davis	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	69,562	75.4%	476	9.08	Save-A-Lot (Supervalu)	Family Dollar, Mama Rosa
452	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	421	9.25	—	Big Lots, O'Reilly Auto Parts
453	Webb Royal	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1992	108,545	93.3%	831	9.59	El Rio Grande Latin Market	Family Dollar
454	Wynnewood Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2006	443,681	88.4%	3,988	10.37	Kroger	Fallas Paredes, Gen X Clothing, Ross Dress for Less
455	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	121,388	95.6%	953	8.23	Food Town	Burke's Outlet, Walgreens
456	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	96.4%	703	9.80	Albertsons	—
457	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2013	780,595	96.7%	13,675	18.51	SuperTarget*	Best Buy, Big Lots, DSW, GattiTown, Marshalls, Old Navy, Ross Dress for Less, Sheplers, Stein Mart, T.J.Maxx

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 46

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
458	Forest Hills	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1968	69,651	100.0%	368	5.29	Foodland Markets	Family Dollar, Hi Style Fashion
459	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,838	11.10	Tom Thumb (Safeway)	Stein Mart
460	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	100.0%	3,708	18.78	Tom Thumb (Safeway)	DSW
461	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,241	100.0%	995	11.15	Truong Nguyen Grocer	—
462	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	96.1%	301	7.23	Save-A-Lot	Dollar Tree, Rent-A-Center
463	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,341	96.8%	1,029	10.70	Kroger	—
464	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	100.0%	759	10.59	Kroger	—
465	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	934	27.60	Kroger	—
466	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2003	101,002	100.0%	1,907	18.88	—	CVS, Imagination Toys, I W Marks Jewelers
467	Braes Link	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	38,997	100.0%	640	16.40	—	Walgreens
468	Braes Oaks	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	45,067	89.1%	393	9.78	H-E-B	—
469	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	570	6.34	Food Town	—
470	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,942	100.0%	743	10.33	El Ahorro Supermarket	Fallas Paredes, Melrose Fashions
471	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	102,643	90.0%	1,357	15.75	—	24 Hour Fitness, Hancock Fabrics, Mr. Gatti's Pizza, Spec's Liquors
472	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	208,147	97.6%	1,872	9.21	Kroger	Big Lots, Stein Mart
473	Inwood Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	77,553	96.5%	770	10.32	Foodarama	—
474	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1988	64,285	75.1%	448	9.28	H-E-B	—
475	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	82.0%	1,104	12.33	—	24 Hour Fitness, Hancock Fabrics
476	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	155,503	98.6%	1,209	8.00	—	Big Lots, Hobby Lobby
477	Maplewood Mall	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	94,871	99.4%	767	8.13	Foodarama	Burke's Outlet
478	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	244,373	100.0%	3,118	12.76	Kroger	Big Lots, Petco, Ross Dress for Less
479	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	296	7.34	—	Firestone, Lumber Liquidators, TitleMax
480	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	230,779	93.3%	2,562	12.08	Sellers Bros.	Conn's, Office Depot
481	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1990	190,622	98.1%	2,129	11.54	—	99 Cents Only, CVS, Fallas Paredes
482	Northwood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	136,747	100.0%	1,366	10.15	Food City	—
483	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	189,201	100.0%	1,867	10.54	—	24 Hour Fitness, FAMSA, Floor & Décor
484	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	73,577	92.9%	861	13.50	—	Family Dollar, Houston Community College
485	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	145,229	95.5%	2,964	21.37	H-E-B	—
486	Sharpstown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	43,631	91.4%	324	8.13	—	Family Thrift Center
487	Tanglewilde	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,565	100.0%	1,080	14.25	—	Ace Hardware, Cavender's, Dollar Tree, Party City, Salon In The Park
488	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2012	242,409	94.6%	2,082	9.08	Fiesta Mart	Marshalls
489	Crossing at Fry Road	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	237,340	99.1%	2,295	9.84	Kroger	Hobby Lobby, Palais Royal, Stein Mart
490	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	82.7%	298	5.61	—	AutoZone, Bealls (Stage Stores), Family Dollar
491	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	132,096	82.8%	756	7.04	Super 1 Foods	Steeles
492	Winwood Town Center	Odessa	TX	Odessa, TX	2002	365,559	100.0%	2,730	11.95	H-E-B	Hastings, Office Depot, Ross Dress for Less, Target
493	Crossroads Center	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	134,006	93.2%	1,442	12.43	Kroger	Sears Hardware
494	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	194,470	86.1%	1,997	11.93	Kroger	Burke's Outlet
495	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	95.7%	1,115	7.45	Kroger	Palais Royal
496	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	168,137	72.5%	2,665	22.90	Central Market (H-E-B)	—
497	Preston Park	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	239,025	88.4%	5,375	25.43	Tom Thumb (Safeway)	—
498	Northshore Plaza	Portland	TX	Corpus Christi, TX	2000	152,144	88.9%	826	13.61	H-E-B	Bealls (Stage Stores)	Kmart
499	Klein Square	Spring	TX	Houston-The Woodlands-Sugar Land, TX	1999	80,636	98.8%	829	10.41	Food Town	Family Dollar, Unleashed (Petco)
500	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,491	94.7%	1,198	10.40	Randalls (Safeway)	Palais Royal
501	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	223,152	100.0%	1,988	8.94	Kroger	BP Engineering Facility
502	Windvale	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	91.3%	985	10.67	Randalls (Safeway)	—
503	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	47,960	100.0%	729	15.20	—	Hastings, Walgreens
504	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	180,220	98.9%	2,454	14.00	—	Barnes & Noble, Big Lots, Michaels, T.J.Maxx	Target, The Home Depot
505	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	100.0%	1,135	8.54	Food Lion	Mountain Run Bowling, Tractor Supply Co.
506	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	129,887	94.3%	1,527	12.47	Martin's Food (Ahold)	Gold's Gym	Kohl's
507	Jefferson Green	Newport News	VA	Virginia Beach-Norfolk-Newport News, VA-NC	1988	54,945	100.0%	849	15.46	—	Destination XL, Once Upon a Child, Tuesday Morning
508	Tuckernuck Square	Richmond	VA	Richmond, VA	1994	86,010	94.5%	1,065	13.10	—	Chuck E. Cheese's
509	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	95.4%	975	11.95	Kroger	Hamrick's
510	Hunting Hills	Roanoke	VA	Roanoke, VA	2014	165,999	94.6%	1,289	8.21	—	Kohl's, PetSmart

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 47

PROPERTY LIST
Dollars in thousands except per square foot amounts

					Year		Percent
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR / SF	Grocer (1)	Other Major Tenants	Non-Owned Major Tenants
511	Valley Commons	Salem	VA	Roanoke, VA	1988	45,580	84.2%	287	7.48	—	—
512	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,090	100.0%	1,177	7.22	Kroger	Big Lots, Goodwill
513	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	100.0%	2,516	16.91	Trader Joe's	Jo-Ann Fabric & Craft Stores, Kirkland’s, Office Depot, PetSmart
514	Ridgeview Centre	Wise	VA	—	2005	190,242	55.5%	791	7.49	—	Grand Home Furnishings, Ollie's Bargain Outlet	Belk
515	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	97.7%	1,879	8.57	Price Chopper	T.J.Maxx, Walmart
516	Fitchburg Ridge Shopping Ctr	Fitchburg	WI	Madison, WI	2003	50,555	87.6%	497	11.27	—	Wisconsin Dialysis
517	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	188,861	86.8%	1,242	7.57	—	T.J.Maxx
518	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	2014	219,541	95.6%	3,066	14.61	Sendik's Food Market	Bed Bath & Beyond
519	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	97.1%	904	9.47	Pick 'n Save (Roundy's)	—	Walmart
520	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	209,249	93.7%	1,437	7.33	—	Hobby Lobby, Kohl's	ShopKo
521	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	97.7%	1,262	7.33	Kroger	Big Lots
522	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	717	10.48	—	Office Depot, T.J.Maxx

	TOTAL PORTFOLIO					86,769,179	92.7%	$910,849	$12.10

(1) * Indicates grocer is not owned.

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 48

GUIDANCE

Supplemental Disclosure Three Months Ended September 30, 2014

GUIDANCE & ADDITIONAL DISCLOSURES

GUIDANCE:
	2014E
FFO per common share - diluted	$1.80 - $1.82
Impact of debt prepayments	($0.05)
Same property NOI	3.8 - 4.0%
Percent leased (at year-end)	92.8 - 93.2%
Leasing related capital expenditures, including anchor space repositioning and redevelopment	$140 - $150M

ADDITIONAL DISCLOSURES - as of 9/30/14 (dollars in millions)
Estimated market value of expansion land and outparcels available	$17
ABR from leases signed but not yet commenced	$25

Leases signed but not yet commenced:	Leases	GLA	ABR	ABR/SF
≥ 10,000 SF	48	1,159,552	$11,720,600	$10.11
< 10,000 SF	228	718,554	13,389,404	18.63
TOTAL	276	1,878,106	$25,110,004	$13.37

Supplemental Disclosure - Three Months Ended September 30, 2014	Page 50